============================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A


                             REGISTRATION STATEMENT
                              (NO. 2-29601) UNDER
                           THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No. Post Effective
                                Amendment No. 51
                                       and

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940

                                Amendment No. 53


                        VANGUARD/MORGAN GROWTH FUND, INC.
              (Exact Name of Registrant as Specified in Charter))

                      P.O. Box 2600, Malvern, PA 19355-0741
                     (Address of Principal Executive Office)

                  Registrant's Telephone Number (610) 669-1000

                          Raymond J. Klapinsky, Esquire
                                  P.O. Box 876
                             Valley Forge, PA 19482


                It is proposed that this filing become effective:
 It is hereby requested that this amendment become effective on April 30, 1998, pursuant to paragraph (b) of Rule 485.



                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.


   We have elected to register an indefinite number of shares pursuant to Regulation 24f-2 under the Investment Company Act of 1940. We filed our Rule 24f-2 Notice for the period ended December 31, 1997 on March 30, 1998.
================================================================================

                                         VANGUARD/MORGAN INCOME FUND, INC.
                                               CROSS REFERENCE SHEET


FORM N-1A
ITEM NUMBER                                                                  LOCATION IN PROSPECTUS
    Item 1.    Cover Page....................................................Cover Page

    Item 2.    Synopsis......................................................Highlights; Fund Expenses

    Item 3.    Condensed Financial Information...............................Financial Highlights
    Item 4.    General Description of Registrant.............................Investment Strategies; Investment
                                                                             Limitations; Investment Policies;
                                                                             General Information
    Item 5.    Management of the Fund                                        Management of the Fund; The Fund and
                                                                             Vanguard; Investment Adviser

    Item 5A.   Management's Discussion of Fund Performance...................Herein incorporated by reference to
                                                                             Registrant's Annual Report to
                                                                             Shareholders dated December 31, 1997
                                                                             filed with the Securities & Exchange
                                                                             Commission's EDGAR system on February
                                                                             18, 1998

    Item 6.    Capital Stock and Other Securities............................Investing with Vanguard; Buying
                                                                             Shares; Redeeming Shares; Share Price
                                                                             of the Dividends, Capital Gains, and
                                                                             Taxes; General Information
    Item 7.    Purchase of Securities Being Offered                          Cover Page; Investing in Vanguard;
                                                                             Buying Shares
    Item 8.    Redemption or Repurchase                                      Redeeming Your Shares
    Item 9.    Pending Legal Proceedings                                     Not Applicable

FORM N-1A                                                                    LOCATION IN STATEMENT
ITEM NUMBER                                                                  OF ADDITIONAL INFORMATION
   Item 10.    Cover Page....................................................Cover Page
   Item 11.    Table of Contents                                             Cover Page
   Item 12.    General Information and History                               Investment Objective and Policies
   Item 13.    Investment Objective and Policies                             Investment Objective and Policies;
                                                                             Investment Limitations
   Item 14.    Management of the Registrant                                  Management of the Fund
   Item 15.    Control Persons and Principal Holders of
               Securities                                                    Management of the Fund
   Item 16.    Investment Advisory and Other Services                        Management of the Fund; Investment
                                                                             Advisory Services
   Item 17.    Brokerage Allocation                                          Not Applicable
   Item 18.    Capital Stock and Other Securities                            Financial Statements
   Item 19.    Purchase, Redemption and Pricing of Securities
               Being Offered.................................................Purchase of Shares; Redemption of Shares
   Item 20.    Tax Status....................................................Not Applicable
   Item 21.    Underwriters                                                  Not Applicable

   Item 22.    Calculations of Performance Data                              Yield and Total Return

   Item 23.    Financial Statements                                          Financial Statements

VANGUARD/
MORGAN GROWTH
FUND
Prospectus
April 30, 1998

This prospectus contains financial data for the Fund through the fiscal year ended December 31, 1997.


[VANGUARD LOGO]

VANGUARD/MORGAN GROWTH FUND          A Growth Stock Mutual Fund

CONTENTS
Fund Profile                            1
Fund Expenses                           2
Financial Highlights                    3
A Word About Risk                       4
The Fund's Objective                    4
Who Should Invest                       4
Investment Strategy                     5
Investment Policies                     7
Investment Limitations                  9
Investment Performance                  9
Share Price                            10
Dividends, Capital Gains, and Taxes    10
The Fund and Vanguard                  11
Investment Advisers                    11
General Information                    13
Investing with Vanguard                14
Services and Account Features          14
Types of Accounts                      15
Distribution Options                   16
Buying Shares                          17
Redeeming Shares                       18
Transferring Registration              21
Fund and Account Updates               21
Prospectus Postscript                  23
Investment Primer                      24
Glossary                Inside Back Cover

INVESTMENT OBJECTIVE AND POLICIES

Vanguard/Morgan Growth Fund, Inc. (the "Fund") is an open-end diversified investment company, or mutual fund.

   The Fund seeks to provide long-term capital growth by investing mainly in the stocks of large, established companies that have strong sales and earnings records or have performed well during certain market cycles. The Fund also invests in stocks of smaller companies that offer good expansion prospects.

   IT IS IMPORTANT TO NOTE THAT THE FUND'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN THE FUND.

FEES AND EXPENSES

The Fund is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

ADDITIONAL INFORMATION ABOUT THE FUND


A Statement of Additional Information (dated April 30, 1998) containing more information about the Fund is, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard, calling our Investor Information Department at 1-800-662-7447, or visiting the Securities and Exchange Commission's website (www.sec.gov).


WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objective, risks, and strategy of Vanguard/Morgan Growth Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE         Vanguard/Morgan Growth Fund

WHO SHOULD INVEST (page 4)

   o Investors seeking a growth stock mutual fund as part of a balanced and diversified investment program.

   o Investors seeking growth of their capital over the long term--at least five years.

WHO SHOULD NOT INVEST

   o  Investors unwilling to accept significant fluctuations in share price.

   o  Investors seeking current dividend income.

RISKS OF THE FUND (pages 4-8)

This Fund's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Fund is subject to manager risk (the chance that poor security selection will cause it to lag the stock market as a whole) and, as a growth stock fund, to objective risk (the chance that returns from growth stocks will trail returns from the overall stock market).

DIVIDENDS AND CAPITAL GAINS (page 10)

Paid annually in December.

INVESTMENT ADVISERS (page 11)


The Fund employs a multiadviser approach:

   o  Wellington Management Company, LLP, Boston, Mass.

   o  Franklin Portfolio Associates LLC, Boston, Mass.


   o  Vanguard Core Management Group, Valley Forge, Pa.

INCEPTION DATE: December 31, 1968


NET ASSETS AS OF 12/31/1997: $2.80 billion

FUND'S EXPENSE RATIO FOR THE YEAR ENDED 12/31/1997: 0.48%


LOADS, 12B-1 MARKETING FEES: None

SUITABLE FOR IRAS: Yes

MINIMUM INITIAL INVESTMENT: $3,000; $1,000 for IRAs and custodial accounts for minors

NEWSPAPER ABBREVIATION: Morg

VANGUARD FUND NUMBER: 026

CUSIP NUMBER: 921928107

QUOTRON SYMBOL:  VMRGX.Q

ACCOUNT FEATURES (page 14)

   o  Telephone Redemption

   o  Vanguard Direct Deposit Service(TM)

   o  Vanguard Automatic Exchange Servicesm

   o  Vanguard Fund Express(R)

   o  Vanguard Dividend Express(SM)


AVERAGE ANNUAL TOTAL RETURNS--YEARS ENDED DECEMBER 31, 1997

                                   1 YEAR   5 YEARS  10 YEARS
                                   --------------------------
Vanguard/Morgan Growth Fund         30.8%    18.3%     17.1%
S&P 500 Index                       33.4     20.3      18.1

QUARTERLY RETURNS (%) 1988-1997 (intended to show volatility of returns)

[GRAPH]


IN EVALUATING PAST PERFORMANCE, REMEMBER THAT IT IS NOT INDICATIVE OF FUTURE PERFORMANCE AND THAT RETURNS FROM STOCKS BEFORE ADJUSTING FOR INFLATION WERE RELATIVELY HIGH DURING THE PERIODS SHOWN. PERFORMANCE FIGURES INCLUDE THE REINVESTMENT OF ANY DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS. THE RETURNS SHOWN ARE NET OF EXPENSES, BUT THEY DO NOT REFLECT INCOME TAXES AN INVESTOR WOULD HAVE INCURRED. NOTE, TOO, THAT BOTH THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

FUND EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Fund.

   As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Fund:

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases:              None
Sales Load Imposed on Reinvested Dividends:   None
Redemption Fees:                              None
Exchange Fees:                                None


   The next table illustrates the operating expenses that you would incur as a shareholder of the Fund. These expenses are deducted from the Fund's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Fund, providing shareholder services, and other activities. The expenses shown in the table are based upon those incurred in the fiscal year ended December 31, 1997.


                           PLAIN TALK ABOUT

                        THE COSTS OF INVESTING

          Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.


ANNUAL FUND OPERATING EXPENSES

Management and Administrative Expenses:                             0.28%
Investment Advisory Expenses:                                       0.16%
12b-1 Marketing Fees:                                                None
Other Expenses
   Marketing and Distribution Costs:                       0.02%
   Miscellaneous Expenses (e.g., Taxes, Auditing):         0.02%
                                                           ----
Total Other Expenses:                                               0.04%
                                                                    ----
   TOTAL OPERATING EXPENSES (EXPENSE RATIO):                        0.48%
                                                                    ====

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds, by illustrating the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes that (1) the Fund provides a return of 5% a year and (2) you redeem your investment at the end of each period.

         -----------------------------------
         1 YEAR   3 YEARS  5 YEARS  10 YEARS
         -----------------------------------
           $5       $15      $27      $60
         -----------------------------------


   THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

                                 PLAIN TALK ABOUT

                                   FUND EXPENSES


          All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard/Morgan Growth Fund's expense ratio in fiscal year 1997 was 0.48%, or $4.80 per $1,000 of average net assets. The average growth equity mutual fund had expenses in 1997 of 1.53%, or $15.30 per $1,000 of average net assets, according to Lipper Analytical Services, which reports on the mutual fund industry.

FINANCIAL HIGHLIGHTS


The following financial highlights table shows the results for a share outstanding of the Fund for each of the fiscal years in the decade ended December 31, 1997. The financial statements that include these financial highlights were audited by Price Waterhouse llp, independent accountants. You should read this information in conjunction with the Fund's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Fund's most recent annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Fund's performance. You may have the report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.




                                                                            YEAR ENDED DECEMBER 31,
                                               1997     1996     1995    1994     1993     1992     1991     1990    1989     1988
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $15.63   $14.09   $11.36   $12.01   $12.65  $12.20   $10.40   $11.72   $10.27  $ 9.39
                                              --------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                        .160      .14      .15      .14      .18     .18      .29      .32      .28      .25
   Net Realized and Unrealized
      Gain (Loss) on Investments               4.435     3.07     3.89     (.34)     .71     .97     2.66     (.50)    2.04     1.85
                                              --------------------------------------------------------------------------------------
      TOTAL FROM INVESTMENT OPERATIONS         4.595     3.21     4.04     (.20)     .89     1.15    2.95     (.18)    2.32     2.10
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income        (.160)    (.14)    (.15)    (.14)    (.18)    (.18)   (.29)    (.34)    (.28)   (.24)
   Distributions from Realized Capital Gains  (2.525)   (1.53)   (1.16)    (.31)   (1.35)    (.52)   (.86)    (.80)    (.59)   (.98)
      TOTAL DISTRIBUTIONS                     (2.685)   (1.67)   (1.31)    (.45)   (1.53)    (.70)   (1.15)   (1.14)   (.87)  (1.22)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $17.54   $15.63   $14.09   $11.36   $12.01   $12.65   $12.20   $10.40   $11.72  $10.27
====================================================================================================================================
TOTAL RETURN                                  30.81%   23.30%   35.98%   -1.67%    7.32%    9.54%   29.33%   -1.51%   22.66%  22.34%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (Millions)            $2,795   $2,054   $1,471   $1,075   $1,135   $1,116     $957     $697     $733    $622
Ratio of Total Expenses
   to Average Net Assets                       0.48%    0.51%    0.49%*   0.50%    0.49%    0.48%    0.46%    0.55%    0.51%   0.55%
Ratio of Net Investment Income
   to Average Net Assets                       0.93%    0.97%    1.10%    1.15%    1.36%    1.51%    2.36%    2.77%    2.38%   2.20%
Portfolio Turnover Rate                          76%      73%      76%      84%      72%      64%      52%      73%      27%     32%
Average Commission Rate Paid                  $.0430   $.0362      N/A      N/A      N/A      N/A      N/A      N/A      N/A     N/A
------------------------------------------------------------------------------------------------------------------------------------

*Beginning in fiscal year 1995, this figure does not include expense reductions from directed brokerage  arrangements.  The Ratio of
Net Expenses to Average Net Assets was 0.48%.


   From time to time, the Vanguard funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (depreciation). Neither yield nor total return should be used to predict the future performance of a fund.

                           PLAIN TALK ABOUT

              HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


          The Fund began fiscal 1997 with a net asset value (price) of $15.63 per share. During the year, the Fund earned $0.160 per share from investment income (interest and dividends) and $4.435 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them. Of those total earnings of $4.595 per share, $2.685 was returned to shareholders in the form of distributions ($0.160 in dividends, $2.525 in capital gains). The earnings ($4.595 per share) less distributions ($2.685 per share) resulted in a share price of $17.54 at the end of the year, an increase of $1.91 per share (from $15.63 at the beginning of the year to $17.54 at the end of the year). Assuming that the shareholder had reinvested the distributions in the purchase of more shares, total return from the Fund was 30.81% for the year.

             As of December 31, 1997, the Fund had $2.795 billion in net assets; an expense ratio of 0.48% ($4.80 per $1,000 of net assets); and net investment income amounting to 0.93% of its average net assets. It sold and replaced securities valued at 76% of its total net assets.

A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in Vanguard/Morgan Growth Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. However, as you consider an investment in Vanguard/Morgan Growth Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

   Look for this "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Fund, would confront.

                               PLAIN TALK ABOUT

                                 GROWTH FUNDS
                               AND VALUE FUNDS

          Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth and value stocks have, in the past, produced similar long-term returns, though each has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hope of a greater increase in share price or who prefer a higher portion of the fund's returns to come as capital gains, which may be taxed at lower rates than dividend income. Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations.

THE FUND'S OBJECTIVE

Vanguard/Morgan Growth Fund seeks to provide long-term growth of capital. This objective is fundamental, which means that it cannot be changed unless a majority of shareholders vote to do so.

   [FLAG] BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING PAGES,
          YOUR INVESTMENT IN THE FUND, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.

WHO SHOULD INVEST

The Fund may be a suitable investment for you if:

   o  You wish to add a growth stock fund to your existing holdings, which could
      include   other    stock--as   well   as   bond,    money   market,    and
      tax-exempt--investments.

   o  You are seeking growth of capital over the long term--at least five years.

   o You are seeking a fund that invests in growth companies representing a wide variety of industries.

   o  You are not looking for current income.

   This Fund is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Fund's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Fund has adopted the following policies:

   o The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

                                PLAIN TALK ABOUT

                          INVESTING FOR THE LONG TERM

          Vanguard/Morgan Growth Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock market.

   o There is a limit on the number of times you can exchange into or out of the Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).

   o  The Fund reserves the right to stop offering shares at any time.

INVESTMENT STRATEGY


This section explains how the investment advisers pursue the Fund's objective of long-term capital growth. It also explains several important risks--market risk, objective risk, manager risk, and country risk--faced by investors in the Fund. Unlike the Fund's investment objective, the advisers' investment strategy is not fundamental and can be changed by the Fund's Board of Directors without shareholder approval. However, before making any important change in its policies, the Fund will give shareholders 30 days' notice, in writing.


                                PLAIN TALK ABOUT

                            COSTS AND MARKET-TIMING

          Some investors try to profit from "market-timing"--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

MARKET EXPOSURE

The Fund is a growth fund that invests mainly in large-capitalization common stocks. The Fund also includes stocks of smaller companies that--even though they may not have a long history of growth--one of the Fund's advisers finds attractive. All stocks are chosen for their above-average earnings growth potential. At times, the Fund may also invest in securities that are convertible into common stocks.

   [FLAG] THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY
          THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

   To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between best and worst tends to narrow over the long term.


         U.S. STOCK MARKET RETURNS (1926-1997)
------------------------------------------------------
                  1 YEAR   5 YEARS  10 YEARS  20 YEARS
------------------------------------------------------
Best               53.9%    23.9%    20.1%     16.9%
Worst             -43.3    -12.5     -0.9       3.1
Average            13.0     10.5     10.9      10.9
------------------------------------------------------


                           PLAIN TALK ABOUT

                         LARGE-CAP, MID-CAP,
                         AND SMALL-CAP STOCKS


          Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median total market value exceeding $7.5 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $7.5 billion. Small-cap funds hold stocks of companies with a median market value of less than $1 billion.

   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1997. For example, while the average return on stocks for all of the 5-year periods was 10.5%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932) to 23.9% (from 1950 through 1954). These average returns reflect past performance and should not be regarded as an indication of future returns from either the stock market as a whole or the Fund in particular.


   Finally,   because  Vanguard/Morgan  Growth  Fund  does  not  hold  the  same securities held in the S&P 500 Index or any other market index, the performance of the Fund will not mirror the returns of any particular index.

   [FLAG] THE FUND IS SUBJECT TO OBJECTIVE RISK,  WHICH IS THE POSSIBILITY  THAT
          RETURNS FROM GROWTH STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. AS A GROUP, GROWTH STOCKS TEND TO GO THROUGH CYCLES OF RELATIVE UNDERPERFORMANCE AND OUTPERFORMANCE IN COMPARISON TO COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

                           PLAIN TALK ABOUT

                      PORTFOLIO DIVERSIFICATION

          In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 31% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.

SECURITY SELECTION


Vanguard/Morgan Growth Fund has three investment advisers, each of whom independently chooses and maintains a portfolio of common stocks for the Fund.

   The three investment advisers employ active investment management methods, which means securities are bought and sold according to the advisers' judgments about companies and their financial prospects, and about the stock markets and the economy in general.

   Each adviser is responsible for investing a relatively fixed percentage of the Fund's assets. Before the Fund makes a significant change in an adviser's percentage, shareholders will receive 30 days' notice, in writing.

   Wellington Management Company, llp (WMC), which is currently responsible for about 38% of the Fund's assets, uses traditional methods of stock selection--company research and analysis--to identify companies that it feels have above-average growth prospects, particularly those in industries undergoing change.

   The other two advisers, Franklin Portfolio Associates LLC (Associates) and Vanguard Core Management Group, employ a "quantitative" investment approach. In other words, they use computer techniques to track--and, if possible, outperform--a specific market standard. For Vanguard/Morgan Growth Fund, this market standard is the Growth Fund Stock Index, which is made up of the stocks held by the nation's 50 largest growth funds. Associates currently manages about 43% and the Core Management Group is currently responsible for about 14% of the Fund's assets.

   The balance of Vanguard/Morgan Growth Fund's assets (about 5%) is held in cash reserves, also managed by Vanguard. Vanguard may invest the Fund's cash reserves in stock futures. This strategy is intended to keep the Fund more fully invested in common stocks while retaining cash on hand to meet liquidity needs. See page 8 for more details on the Fund's policy on futures.

   The Fund's top ten holdings (which amounted to about 15% of the Fund's total net assets) as of December 31, 1997, follow.

      1. Home Depot, Inc.
      2. Airtouch Communications, Inc.
      3. Travelers Group Inc.
      4. Compaq Computer Corp.
      5. Fannie Mae
      6. Ford Motor Co.
      7. Tele-Communications Class A
      8. Ace, Ltd.
      9. BankAmerica Corp.
     10. HEALTHSOUTH Corp.

   Keep in mind that, because the makeup of the Fund changes daily, this listing is only a "snapshot" at one point in time.

   [FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT ONE
          OR MORE OF THE FUND'S INVESTMENT ADVISERS MAY DO A POOR JOB OF SELECTING STOCKS.

                           PLAIN TALK ABOUT

                          PORTFOLIO TURNOVER


          Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for all domestic stock funds is approximately 80%.


PORTFOLIO TURNOVER


Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Fund's average turnover rate for the past ten years has been about 60%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its total net assets within a one-year period.)


INVESTMENT POLICIES

Besides investing in common stocks of growth companies, the Fund may follow a number of investment policies to achieve its objective.

   The Fund may invest up to 20% of its assets in securities of companies based outside the United States. These securities may be traded in U.S. or foreign markets.


   [FLAG] THE FUND IS SUBJECT TO FOREIGN MARKET RISK, COUNTRY RISK, AND CURRENCY
          RISK.


                           PLAIN TALK ABOUT

                             THE RISKS OF
                       INTERNATIONAL INVESTING

          Because foreign stock markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stock may not be as liquid as the stock of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the returns Americans receive from a foreign investment. For more information, see the Statement of Additional Information.

   Because of its investments in foreign securities, the Fund is subject to foreign market risk. Investments in foreign stock markets can be as volatile, if not more volatile, than investments in U.S. stock markets. Over the years, the prices of foreign stocks and the prices of U.S. stocks have often moved in opposite directions. However, a portfolio that invests in both U.S. and foreign stocks may benefit from diversification and have less volatility than a portfolio made up strictly of foreign stocks.

   In addition, the Fund is subject to country and currency risk. Country risk is the possibility that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Currency risk is the possibility that a "stronger" U.S. dollar will reduce returns for Americans investing overseas. Generally, when the dollar rises in value against a foreign currency, your investment in that country loses value because its currency is worth fewer U.S. dollars. On the other hand, a "weaker" U.S. dollar generally leads to higher returns for Americans holding foreign investments.


   The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.

   The Fund may also invest in derivatives.


   [FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN STOCK FUTURES AND OPTIONS
          CONTRACTS, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES.


                                PLAIN TALK ABOUT

                                  DERIVATIVES


          A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity, like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

   Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. This Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Fund will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the futures or options contract. Only a limited percentage of the Fund's assets--5%--may be applied toward the deposits required on futures contracts, and the value of all futures contracts in which the Fund acquires an interest cannot exceed 20% of the Fund's total assets.

   The reasons  for which the Fund will invest in futures and options  are:

   o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

   o To reduce the Fund's transaction costs by buying futures instead of actual stocks.

   o To add value to the Fund by buying futures instead of actual stocks when futures are cheaper.


   The Fund will usually hold only a small percentage of its assets in cash reserves, although if the investment advisers believe that market conditions warrant a temporary defensive measure, the Fund may hold cash reserves without limit. Cash reserves refer to short-term interest-bearing securities that can easily and quickly be converted to cash, such as those described in the prospectus glossary.

INVESTMENT LIMITATIONS


The Fund has adopted limitations on some of its investment policies. Some of these limitations are that the Fund will not:

   o  Invest more than 25% of its assets in any one industry.

   o Borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of its net assets. Whenever the Fund's outstanding borrowing is more than 5% of its assets, it will stop making investments.

   With respect to 75% of its assets, this Fund will not:

   o  Invest more than 5% in the securities of any one company.

   o  Buy more than 10% of the outstanding voting securities of any company.

   A complete list of the Fund's investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Fund's shareholders.


                           PLAIN TALK ABOUT

                           PAST PERFORMANCE

          Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.

INVESTMENT PERFORMANCE

Vanguard/Morgan Growth Fund invests primarily in common stocks, so its performance is closely correlated to the performance of the overall stock market. Historically, performance of the stock markets, both foreign and domestic, has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.


                          AVERAGE ANNUAL TOTAL RETURNS
                       FOR YEARS ENDED DECEMBER 31, 1997

[GRAPH]

   The results shown above represent the Fund's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the unmanaged S&P 500 Index. The chart does not make any allowance for federal, state, or local income taxes that shareholders must pay on a current basis.


   In weighing these performance figures, note that the Fund has been in operation since December 31, 1968, and that until April 24, 1990, Wellington Management Company, llp was the Fund's only investment adviser (Franklin Portfolio Associates LLC was added as an adviser in 1990 and Vanguard Core Management Group was added in 1993; Husic Capital Management also served as an adviser to the Fund from 1993 to early 1998).

SHARE PRICE


The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time. The net asset value per share is calculated by adding up the total assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the total number of Fund shares outstanding:

                             TOTAL ASSETS   -   LIABILITIES
         NET ASSET VALUE =  --------------------------------
                              NUMBER OF SHARES OUTSTANDING

   The daily net asset value is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

   The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is MORG.


                           PLAIN TALK ABOUT

                            DISTRIBUTIONS

          As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that the fund earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

DIVIDENDS, CAPITAL GAINS, AND TAXES


Each December, the Fund distributes to shareholders virtually all of its income from interest and dividends, as well as any capital gains realized from the sale of securities. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year. You can choose to receive your distributions of income and capital gains (or of income alone) in cash, or you can have them automatically invested in more shares of the Fund. In either case, these distributions are taxable to you. It is important to note that distributions of dividends and capital gains that are declared in December--if paid to you by the end of January--are taxed as if they had been paid to you in December. Vanguard will send you a statement each year showing the tax status of all your distributions.


                                PLAIN TALK ABOUT

                              "BUYING A DIVIDEND"

          Unless you are investing in a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because part of your investment will come back to you as a taxable distribution. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You would still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you would owe tax on the $250 distribution you received, even if you had reinvested it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

   o The dividends and short-term capital gains that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by the Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund. Long-term capital gains may be taxed at different rates depending on how long the Fund held the securities. Although the Fund does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as by-products of the ordinary investment activities of the Fund. Consequently, distributions may vary considerably from year to year.


   o If you sell or exchange shares of the Fund, any gain or loss you have is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

   o Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

   The tax information in this prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred account such as an IRA. You should consult your tax adviser about the tax consequences of an investment in the Fund.

THE FUND AND VANGUARD


Vanguard/Morgan Growth Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $360 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.


   Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

   A list of the Fund's directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

                           PLAIN TALK ABOUT

                VANGUARD'S UNIQUE CORPORATE STRUCTURE

          The Vanguard Group, Inc., is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

INVESTMENT ADVISERS


The Fund has three investment advisers. Each manages its portion of the Fund's assets subject to the control of the Directors and officers of the Fund.

   Wellington Management Company, llp (WMC), 75 State Street, Boston, MA 02109, is an investment advisory firm founded in 1928. The firm currently manages more than $175 billion in stock and bond portfolios, including 14 Vanguard funds. As of December 31, 1997, WMC managed 38% of Vanguard/Morgan Growth Fund's assets.


   WMC's advisory fee is based on average month-end net assets managed:

                  ---------------------------------
                  AVERAGE ASSETS MANAGED      FEE
                  ---------------------------------
                  First $500 million         0.175%
                  Next $500 million          0.100
                  Assets over $1 billion     0.075
                  ---------------------------------

   WMC's advisory fee may be adjusted based on its 36-month cumulative total return performance as compared to that of the Growth Fund Stock Index. Under the fee schedule, WMC's basic fee may be increased or decreased by as much as 50%.

   Franklin Portfolio Associates LLC (Associates), Two International Place, Boston, MA 02110, is a professional advisory firm founded in 1982. Associates is a wholly owned, indirect subsidiary of Mellon Bank, and has no affiliation with the Franklin/Templeton group of Funds or Franklin Resources, Inc. Associates currently manages approximately $13.5 billion in assets. As of December 31, 1997, Associates managed 38% of Vanguard/Morgan Growth Fund's assets.

   Associates' advisory fee is paid quarterly, based on average month-end net assets managed during the quarter:


                 --------------------------------
                 AVERAGE ASSETS MANAGED      FEE
                 --------------------------------
                 First $100 million         0.25%
                 Next $200 million          0.20
                 Next $200 million          0.15
                 Assets over $500 million   0.10
                 --------------------------------

                           PLAIN TALK ABOUT

                         THE FUND'S ADVISERS


          Since 1994, the manager responsible for WMC's portion of Vanguard/Morgan Growth Fund has been ROBERT D. RANDS, CFA, Senior Vice President of WMC; has worked in investment management since 1966; with WMC since 1978; B.A., Yale University; M.B.A., University of Pennsylvania.

             Since  1990,  the  manager  responsible  for  Associates'
          portion of the Fund has been JOHN J. NAGORNIAK, CFA, President of Associates; has worked in investment management since 1970; with Associates since 1982; B.A., Princeton University; M.S., The Sloan School of Management, Massachusetts Institute of Technology.

             Since 1993, the manager responsible for Vanguard Core Management Group's portion of the Fund has been GEORGE U. SAUTER, Managing Director of Vanguard; has worked in investment management since 1985; primary responsibility for Vanguard Core Management Group since 1987; A.B., Dartmouth College; M.B.A., University of Chicago.

   Associates' advisory fee may be adjusted based on its total return performance as compared to that of the Growth Fund Stock Index. Under the fee schedule, Associates' basic fee may be increased or decreased by as much as 0.10% of the value of the Fund's average net assets for the last 36 months.

   Vanguard Core Management Group, P.O. Box 2600, Valley Forge, PA 19482, was responsible for 9% of Vanguard/Morgan Growth Fund's assets as of December 31, 1997. The Group provides investment advisory services to several Vanguard funds, managing more than $97 billion in total assets as of year-end 1997. Vanguard Core Management Group provides advisory services to the Fund on an at-cost basis.

   Husic Capital Management was responsible for 10% of Vanguard/Morgan Growth Fund's assets as of December 31, 1997. Effective February 2, 1998, Associates and Vanguard Core Management Group assumed responsibility for Fund assets previously managed by Husic.

   Any Fund assets held in cash (which, as of December 31, 1997, equaled 5% of the Fund's assets) are managed, at no cost to the Fund, by The Vanguard Group.

   For the year ended December 31, 1997, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of average net assets of the Fund before an increase of 0.01% based on performance.

   At times, an adviser may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund. However, the adviser will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services to the Fund.

   The Fund's Board of Directors may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for one of the existing advisers or as an additional adviser. However, no such change would be made before giving shareholders 30 days' notice, in writing.

GENERAL INFORMATION

Vanguard/Morgan Growth Fund, Inc., is organized under the laws of the state of Maryland. Shareholders of the Fund have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of Directors), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Fund except as required by the Investment Company Act of 1940. A meeting will be scheduled to vote on the removal of a Director if the holders of at least 10% of the Fund's shares request a meeting in writing.


"Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

   Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

   The following sections of the prospectus briefly explain the many services we offer you as a Vanguard/Morgan Growth Fund shareholder. Booklets providing detailed information are available on the services marked with a [BOOK]. Please call us to request copies.

SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares.

TELEPHONE REDEMPTIONS                   Automatically set up for this Fund
(SALES AND EXCHANGES)                   unless you notify us otherwise.

VANGUARD DIRECT DEPOSIT                 Automatic method for depositing your
SERVICE(TM)                             paycheck or U.S. government payment
[BOOK]                                  (including Social Security and
                                        government pension checks) into your
                                        account.

VANGUARD AUTOMATIC EXCHANGE             Automatic method for moving a fixed
SERVICE(SM)                             amount of money from one Vanguard Fund
[BOOK}                                  account to another.*

VANGUARD FUND EXPRESS(R)                Electronic method for buying or selling
[BOOK]                                  shares. You can transfer money between
                                        your Vanguard fund account and an
                                        account at your bank, savings and loan,
                                        or credit union on a systematic
                                        schedule or whenever you wish.*


VANGUARD DIVIDEND EXPRESS(SM)           Electronic method for transferring
{BOOK}                                  dividend and/or capital gains
                                        distributions directly from your
                                        Vanguard fund account to your bank,
                                        savings and loan, or credit union
                                        account.


VANGUARD BROKERAGE SERVICES (VBS)       A cost-effective way to trade stocks,
[BOOK]                                  bonds, and options on major exchanges,
                                        Nasdaq, and other domestic over-the-
                                        counter markets at reduced rates, and
                                        to buy and sell shares of non-Vanguard
                                        mutual funds. Call VBS (1-800-992-8327)
                                        for additional information and the
                                        appropriate forms.

*Can be used to "dollar-cost average" [BOOK] or to contribute to an IRA or other retirement plan.

TYPES OF ACCOUNTS

INDIVIDUAL OR OTHER ENTITY

Vanguard's account registration form can be used to establish a variety of nonretirement accounts.

FOR ONE OR MORE PEOPLE                  To open an account in the name of one
                                        (individual) or more (joint tenants)
                                        people. $3,000 minimum initial
                                        investment.

FOR A MINOR CHILD                       To open an account as an UGMA/UTMA
[BOOK]                                  (Uniform Gifts/Transfers to Minors Act).
                                        Age of majority and other requirements
                                        are set by state law. $1,000 minimmum
                                        initial investment.


FOR A MINOR CHILD                       To open an account as an Education IRA.
(Vanguard Fiduciary Trust               Eligibility and other requirements are
Company is the custodian.)              established by federal tax law and the
[BOOK]                                  Vanguard Education IRA. (Note: You
                                        should establish this type of account
                                        with a Vanguard adoption agreement--not
                                        an account registration form.) Please
                                        call Investor Information to request
                                        the appropriate brochure and forms.
                                        $500 minimum initial investment.


FOR HOLDING TRUST ASSETS                To invest assets held in an existing
[BOOK]                                  trust. $3,000 minimum initial
                                        investment.


FOR THIRD-PARTY TRUSTEE                 To open an account as a retirement trust
RETIREMENT INVESTMENTS                  or plan based on an existing corporate
(Vanguard is not the custodian          or institutional plan. These accounts
or trustee.)                            are established by the custodian or
1-800-662-2003                          trustee of the existing plan. $1,000
Individual Retirement Plans             minimum initial investment.




FOR AN ORGANIZATION                     To open an account as a corporation,
                                        partnership, or other entity. These
                                        accounts may require a corporate
                                        resolution or other documents to name
                                        the individuals authorized to act.
                                        $3,000 minimum initial investment.

RETIREMENT

You establish these accounts with a Vanguard adoption agreement--not a Vanguard account registration form. To request the appropriate adoption agreement and forms, or to ask questions about investing for retirement, call Investor Information.


FOR A TRADITIONAL INDIVIDUAL            To open a retirement account in the name
RETIREMENT ACCOUNT (TRADITIONAL IRA)    of an individual. Traditional IRAs can
(Vanguard Fiduciary Trust               be established with a contribution, a
Company is the custodian.)              direct rollover from an employer's plan
                                        plan such as a 401(k), or an asset
                                        transfer or rollover from another
                                        financial institution, such as a bank
                                        or mutual fund company. $1,000 minimum
                                        initial investment.

FOR A ROTH INDIVIDUAL                   To open an after-tax retirement savings
RETIREMENT ACCOUNT (ROTH IRA)           account in the name of an individual.
(Vanguard Fiduciary Trust               Roth IRAs can be established with an
Company is the custodian.)              after-tax contribution, an asset
                                        transfer or rollover from another
                                        financial institution such as a bank or
                                        mutual fund company, or a conversion of
                                        an existing IRA. Eligibility and other
                                        requirements are established by federal
                                        tax law. $1,000 minimum initial
                                        investment.

FOR A SIMPLIFIED EMPLOYEE               To open a retirement account in the name
PENSION PLAN ACCOUNT (SEP-IRA)          of an employee. SEPs allow employers to
(Vanguard Fiduciary Trust               make deductible contributions directly
Company is the custodian.)              to IRAs established by their employees,
1-800-662-2003                          SEPs can be established by people who
Individual Retirement Plans             are self-employed, small-business
                                        owners, partnerships, or corporations.

FOR A SAVINGS INCENTIVE MATCH           To open a retirement account in the name
PLAN FOR EMPLOYEES ACCOUNT              of an employee. Created as part of the
(SIMPLE IRA)                            Small Business Job Protection Act of
(Vanguard Fiduciary Trust               1996, SIMPLEs replace SAR-SEPs. SIMPLEs
Company is the custodian.)              are exclusively for employers that had
1-800-662-2003                          100 or fewer employees in the most
Individual Retirement Plans             recent calendar year and that do not
                                        maintain another employer-sponsored
                                        retirement plan. SIMPLEs can be
                                        established by people who are self-
                                        employed, small-business owners,
                                        partnerships, or corporations. Salary
                                        reduction contributions may be made by
                                        the employee, with matching or
                                        nonmatching contributions from the
                                        employer.

FOR A QUALIFIED RETIREMENT              To open a retirement account that allows
PROGRAM ACCOUNT                         small-business owners or people who are
(Vanguard Fiduciary Trust               self-employed to make tax-deductible
Company can be the custodian.)          retirement contributions for themselves
1-800-662-2003                          and their employees into Profit-Sharing
Individual Retirement Plans             and Money Purchase Pension (Keogh)
                                        plans.

FOR A 403(B)(7) CUSTODIAL ACCOUNT       To open a retirement account that allows
(Vanguard Fiduciary Trust               employees of tax-exempt institutions
Company is the custodian.)              (for example, schools or hospitals) to
1-800-662-2003                          make pretax retirement contributions.
Individual Retirement Plans

DISTRIBUTION OPTIONS


You can receive distributions of dividends and/or capital gains in a number of ways:

REINVESTMENT                            Dividends and capital gains are
                                        automatically reinvested in additional
                                        shares of the Fund unless you request
                                        a different distribution method.

DIVIDENDS IN CASH                       Dividends are paid by check and mailed
                                        to your account's address of record,
                                        and capital gains are reinvested in
                                        additional shares of the Fund.


CAPITAL GAINS IN CASH                   Capital gains distributions are paid by
                                        check and mailed to your account's
                                        address of record, and dividends are
                                        reinvested in additional shares of the
                                        Fund.


DIVIDENDS AND CAPITAL GAINS             Both dividends and capital gains
IN CASH                                 distributions are paid by check and
                                        mailed to your account's address of
                                        record.


To electronically transfer cash dividends and/or capital gains to your bank, savings and loan, or credit union account, see Vanguard Dividend Express under "Services and Account Features." To transfer cash dividends and/or capital gains to another Vanguard fund, call Client Services.

If you have elected to receive dividend and/or capital gains distributions in cash, but the Postal Service is unable to make delivery to your address of record, your distribution option will be changed to reinvestment. No interest will accrue on amounts represented by uncashed distribution checks.


BUYING SHARES


You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request, provided we receive your request before the close of trading on the New York Stock Exchange (the "Exchange"), generally 4 p.m. Eastern time. The Fund is offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 marketing fees.


                         OPEN A NEW ACCOUNT           ADD TO AN EXISTING ACCOUNT


MINIMUM INVESTMENT       $3,000 (regular account);    $100 by mail or exhange;
                         $1,000 (Traditional IRAs,    $1,000 by wire.
                         Roth IRAs, and custodial
                         accounts for minors); $500
                         (Education IRAs).

BY MAIL                  Complete and sign the        Mail your check with an
[ENVELOPE]               application form.            Invest-By-Mail form
                                                      detached from your
FIRST-CLASS mail to:                                  confirmation statement to
The Vanguard Group                                    the address listed on the
P.O. Box 2600                                         form.
Valley Forge, PA
19482-2600               Make your check payable      Make your check payable
                         to: The Vanguard Group-26    to: The Vanguard Group-26

EXPRESS or REGISTERED    All purchases must be        All purchases must be made
mail to:                 made in U.S. dollars, and    in U.S. dollars, and
The Vanguard Group       checks must be drawn on      checks must be drawn on
455 Devon Park Drive     U.S. banks.                  U.S. banks.
Wayne, PA 19087-1815


IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.


BY TELEPHONE            Call Vanguard Tele-Account*  Call Vanguard Tele-Account*
[TELEPHONE]             24 hours a day--or Client    24 hours a day--or Client
1-800-662-6273          Services during business     Services during business
Vanguard                hours--to exchange from      hours--to exchange from
Tele-Account(R)         another Vanguard fund        another Vanguard fund
                        account with the same        account with the same
1-800-662-2739          registration (name,          registration (name,
Client Services         address,taxpayer I.D.,       address, taxpayer I.D.,
                        and account type).           and account type).

                                                     Use Vanguard Fund Express
                                                     (see "Services and Account
                                                     Features") to transfer
                                                     assets from your bank
                                                     account. Call Client
                                                     Services before your first
                                                     use to verify that this
                                                     option is in place.


                       *You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.

IMPORTANT NOTE: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.

                             OPEN A NEW ACCOUNT      ADD TO AN EXISTING ACCOUNT


BY WIRE                      Call Client Services    Call Client Services to
[WIRE]                       to arrange your wire    arrange your wire
                             transaction.            transaction.
Wire to:
CoreStates Bank, N.A.        Wire transactions are   Wire transactions are not
ABA 031000011                available for retire-   available for retirement
CoreStates No. 0101 9897     ment accounts, except   accounts, except for asset
[Temporary Account Number]   for asset transfers     transfers and direct
Vanguard/Morgan Growth Fund  and direct rollovers.   rollovers.
[Account Registration]
Attention: Vanguard


AUTOMATICALLY                         --             Vanguard offers a variety
[CIRCLE OF ARROWS]                                   of ways that you can add to
                                                     your account automatically.
                                                     See "Services and Account
                                                     Features."


You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten calendar days.

IMPORTANT NOTE: If you buy Fund shares through a registered broker/dealer or investment adviser, the broker/dealer or adviser may charge you a service fee.


   It is important that you call Vanguard before you invest a large dollar amount by wire or check. We must consider the interests of all Fund shareholders and so reserve the right to delay or refuse any purchase that will disrupt the Fund's operation or performance.

REDEEMING SHARES


IMPORTANT TAX NOTE: Any sale or exchange of shares in a nonretirement account could result in a taxable gain or a loss.


The ability to redeem (that is, sell or exchange) Fund shares by telephone is automatically established for your nonretirement account unless you tell us in writing that you do not want this option.

   To  protect  your  account  from   unauthorized   or   fraudulent   telephone
instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

[CHECK] Fund name.
[CHECK] 10-digit account number.
[CHECK] Name and address exactly as registered on that account.
[CHECK] Social Security or employer identification number as registered on that account.

   If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.

   If we follow reasonable security procedures, neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

HOW TO SELL SHARES

You may withdraw any part of your account, at any time, by selling shares. Sale proceeds are normally mailed within two business days after Vanguard receives your request. The sale price of your shares will be the Fund's next-determined net asset value after Vanguard receives all required documents in good order.

   Good order means that the request includes:

   [CHECK] Fund name and account number.
   [CHECK] Amount of the transaction (in dollars or shares).
   [CHECK] Signatures of all owners exactly as registered on the account. [CHECK] Signature guarantees (if required).
   [CHECK] Any supporting legal documentation that may be required. [CHECK] Any certificates you are holding for the account.


   Sales or exchange requests received after the close of trading on the Exchange are processed at the next business day's net asset value. No interest will accrue on amounts represented by uncashed redemption checks. The Fund will not cancel any trade (e.g., purchase, redemption, or exchange) believed to be authentic, once the trade request has been received in writing or by telephone.

   The Fund reserves the right to close any nonretirement or UGMA/UTMA account whose balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee in either June or December if your nonretirement account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.


Some written requests require a signature guarantee from a bank, broker, or other acceptable financial institution. A notary public cannot provide a signature guarantee.

HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one Vanguard fund to purchase shares of another.

   Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.


   Because excessive exchanges can potentially disrupt the management of the Fund and increase transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from the Fund during any 12-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could have an adverse impact on the management of the Fund.


   Before you exchange into a new Vanguard fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.

SELLING OR EXCHANGING SHARES        ACCOUNT TYPE


BY TELEPHONE                        ALL TYPES EXCEPT RETIREMENT:
[TELEPHONE]                         Call Vanguard Tele-Account* 24 hours a
1-800-662-6273                      day--or Client Services during business
Vanguard Tele-Account               hours--to sell or exchange shares. You can
1-800-662-2739                      exchange shares from this Fund to open an
Client Services                     open an account in another Vanguard fund or
                                    to add to an existing Vanguard fund account with an identical registration.


                                    RETIREMENT:
                                    You can exchange--but not sell--shares by calling Tele-Account or Client Services.

                                    *You must obtain a Personal Identification
                                    Number through Tele-Account at least seven days before you request your first redemption.


BY MAIL                             ALL TYPES EXCEPT RETIREMENT:
[ENVELOPE]                          Send a letter of instruction signed by all
                                    registered account holders. Include the fund
FIRST-CLASS mail to:                name and account number and (if you are
The Vanguard Group                  selling) a dollar amount or number of shares
Vanguard/Morgan Growth Fund         OR (if you are exchanging) the name of the
P.O. Box 1120                       fund you want to exchange into and a dollar
Valley Forge, PA 19482-1120         amount or number of shares. To exchange into
EXPRESS or REGISTERED mail to:      an account with a different registration
The Vanguard Group                  (including a different name, address, or
Vanguard/Morgan Growth Fund         taxpayer identification number), you must
455 Devon Park Drive                provide Vanguard with written instructions
Wayne, PA 19087-1815                that include the guaranteed signatures of
                                    all current account owners.

                                    RETIREMENT:
                                    For information on how to request
                                    distributions from:
                                    o Traditional IRAs, Roth IRAs, Education
                                      IRAs--call Client Services.

                                    o SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial
                                      accounts, and Profit-Sharing and Money
                                      Purchase Pension (Keogh) Plans--call
                                      Individual Retirement Plans at
                                      1-800-662-2003.


                                    Depending on your account registration type, additional documentation may be required.


EXCHANGING SHARES ONLINE            You may use your personal computer to
[COMPUTER]                          exchange shares of most Vanguard funds by
                                    accessing our website (www.vanguard.com). To establish this service for your account, you must first register through the website. We will then send to you, by mail, an account access password that will enable you to make online exchanges.

                                    The Vanguard funds that you cannot purchase or sell through online exchange are VANGUARD INDEX TRUST, VANGUARD BALANCED INDEX FUND, VANGUARD INTERNATIONAL EQUITY INDEX FUND, VANGUARD REIT INDEX PORTFOLIO, VANGUARD TOTAL INTERNATIONAL PORTFOLIO, and VANGUARD GROWTH AND INCOME PORTFOLIO (formerly known as Vanguard Quantitative Portfolios). These funds do permit online exchanges within IRAs and other retirement accounts.


AUTOMATICALLY                       ALL TYPES EXCEPT RETIREMENT:
[CIRCLE OF ARROWS]                  Vanguard offers several ways to sell or
                                    exchange shares automatically (see "Services and Account Features"). Call Investor
                                    Information for the appropriate booklet and application if you did not elect this feature when you opened your account.

   It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to delay delivery of your redemption proceeds--up to seven days--if the amount will disrupt the Fund's operation or performance.


A NOTE ON UNUSUAL CIRCUMSTANCES

Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the U.S. Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.


TRANSFERRING REGISTRATION

HOW TO TRANSFER SHARES

You may transfer the registration of your Fund shares to another owner by completing a transfer form and sending it to: The Vanguard Group, Attention:
Transfer Department, P.O. Box 1110, Valley Forge, PA 19482-1110.


FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS

We will send you clear, concise account and tax statements to help you keep track of your Vanguard/Morgan Growth Fund account throughout the year as well as when you are preparing your income tax returns.

   In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the advisers, a listing of the Fund's holdings, and other financial statements.


   To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the Fund's investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, we send just one
Fund report to that address--instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Investor Information Department at 1-800-662-7447.

CONFIRMATION STATEMENT             Sent each time you buy, sell, or exchange
                                   shares; confirms the trade date and the
                                   amount of your transaction.

PORTFOLIO SUMMARY                  Mailed quarterly; shows the market value of
[BOOK]                             your account at the close of the statement
                                   period, as well as distributions, purchases, sales, and exchanges for the current calendar year.


FUND FINANCIAL REPORTS             Mailed in February and August for this Fund.

TAX STATEMENTS                     Generally mailed in January; report previous
                                   year's dividend distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.


AVERAGE COST STATEMENT             Issued quarterly for most taxable accounts
[BOOK]                             (accompanies your Portfolio Summary); shows
                                   the average cost of shares that you redeemed during the calendar year, using the average-cost single-category method.


AUTOMATED TELEPHONE ACCESS


VANGUARD TELE-ACCOUNT              Toll-free access to Vanguard fund and account
1-800-662-6273                     information--as well as some transactions--
Any time, seven days a week,       through any touch-tone telephone. Tele-
from anywhere in the continental   Account provides total return, share price,
United States.                     price change, and yield quotations for all
                                   Vanguard funds; gives your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange fund shares.

Vanguard Online(R)                 Use your personal computer to learn more
www.vanguard.com                   about Vanguard's funds and services; keep in
                                   touch with your Vanguard accounts; map out a long-term investment strategy; initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.

                                   Our education-oriented website provides
                                   timely news and information about Vanguard's funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

PROSPECTUS POSTSCRIPT

This  prospectus  is designed to provide you with  pertinent  information  about
Vanguard/Morgan   Growth  Fund,  including  its  investment  objective,   risks,
strategy, and expenses, as well as services available to you as a shareholder.

   It is important that you understand these facts so that you can decide whether an investment in the Fund is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

IN READING THE PROSPECTUS, DID YOU LEARN:

   o  The Fund's objective? (page 4)

   o  The Fund's investment strategy? (page 5)

   o  Who should invest in the Fund? (page 4)

   o  The risks associated with the Fund? (pages 4-8)

   o  Whether the Fund is federally insured? (inside front cover)

   o  The Fund's expenses? (page 2)

   o  The background of the Fund's investment managers? (pages 11-12)

   o  How to open an account? (pages 17-18)

   o  How to sell or exchange shares? (pages 18-21)

   o  How often you'll receive statements and financial reports? (page 21)

                                PLAIN TALK ABOUT

                            KEEPING YOUR PROSPECTUS

          Reading this prospectus will help you to decide whether Vanguard/Morgan Growth Fund is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.

AN INVESTMENT PRIMER

Whether you are investing for the short or long term, keep these three points in mind:

1. INVEST IN ALL THREE OF THE MAJOR ASSET CLASSES.

Most people use a combination of . . .

   o Stocks, which are considered the "riskiest" of the three asset classes. Day to day, or even year to year, stocks tend to have wide price swings. Despite this potential for significant price fluctuation, however, stocks have historically offered higher returns than the other major asset classes over longer periods.

   o Bonds, which are chiefly influenced by changes in interest rates. When interest rates climb, bond prices drop; when interest rates fall, bond prices rise.

   o Cash reserves, which offer more share-price (or capital) stability than stocks or bonds--but also generate lower returns. Some examples are Treasury bills and money market funds.

2. REMEMBER THAT SAFETY HAS A PRICE.

Many people want a "no-risk" investment. Remember, though, that the more safety you seek, the less potential reward you can expect--and the less you can expect in returns after inflation. Inflation affects not only the price you pay for goods and services; it also eats away at your investment returns over time. What is left is known as your "real" return--the actual return you receive after you factor in inflation (see the chart at left).

3. CHANCES ARE GOOD THAT YOU CAN AFFORD TO TAKE MORE RISK.

As the chart shows, inflation cuts into the returns of all three asset classes. However, stocks and bonds have had an easier time of outpacing inflation over time--which means that, to beat inflation, you may need to invest more aggressively.

   Don't be put off by potential downswings in the value of your investment, especially if you are investing for long periods. Time acts as a shock absorber, letting you ride out the short-term bumps that investments often provide. The longer you hold an investment, the more likely it is that you will earn a positive return.

                           PLAIN TALK ABOUT

                    INFLATION AND YOUR INVESTMENTS

          No matter how you invest your money, inflation--the rising cost of living--is a constant threat to your investment returns. The chart below shows how stocks, bonds, and cash reserves have fared against inflation over time.


                        INFLATION'S EFFECT ON
                          INVESTMENT RETURNS
                             (1926-1997)

[CHART]

SOURCE: [COPYRIGHT] STOCKS, BONDS, BILLS, AND INFLATION 1998 YEARBOOK(TM), IBBOTSON ASSOCIATES, CHICAGO (ANNUALLY UPDATES WORK BY ROGER G. IBBOTSON AND REX
A. SINQUEFIELD). USED WITH PERMISSION. ALL RIGHTS RESERVED.

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK

The possibility that events such as changes in regulation, political or financial troubles, or natural disasters will adversely affect the market value of securities issued by companies or governments in that country.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by the fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

FIXED-INCOME SECURITIES

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

GROWTH STOCK FUND

A mutual fund that emphasizes stocks of companies whose strong earnings and revenue potential indicate above-average prospects for capital growth.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

PRICE/EARNINGS (P/E) RATIO

The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL

The amount of your own money you put into an investment.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND

A mutual fund that focuses on stocks of companies that, considering their earnings and dividends, are attractively priced.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD SHIP LOGO]

Post Office Box 2600
Valley Forge, PA 19482

INVESTOR INFORMATION DEPARTMENT
1-800-662-7447 (SHIP)
Text Telephone:
1-800-952-3335
For information on our funds, fund services, and retirement accounts; requests for literature

CLIENT SERVICES DEPARTMENT
1-800-662-2739 (CREW)
TEXT TELEPHONE:
1-800-662-2738
For information on your account, account transactions, and account statements

VANGUARD BROKERAGE SERVICES
1-800-992-8327
For information on trading stocks, bonds, and options at reduced commissions

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273 (ON-BOARD)
For 24-hour automated access to price and yield, information on your account, and certain transactions


ELECTRONIC ACCESS TO THE VANGUARD MUTUAL FUND EDUCATION AND INFORMATION CENTER World Wide Web www.vanguard.com


E-mail
online@vanguard.com


[COPYRIGHT] 1998 Vanguard Marketing Corporation, Distributor


P026N



Vanguard/
Morgan Growth
Fund
Institutional Prospectus
April 30, 1998

This prospectus contains financial data for the Fund through the fiscal year ended December 31, 1997.


[VANGUARD LOGO]

Vanguard/Morgan Growth Fund

A Growth Stock Mutual Fund

CONTENTS

Fund Profile                                1
Fund Expenses                               2
Financial Highlights                        3
A Word About Risk                           4
The Fund's Objective                        4
Who Should Invest                           4
Investment Strategy                         5
Investment Policies                         7
Investment Limitations                      9
Investment Performance                      9
Share Price                                10
Dividends, Capital
Gains, and Taxes                           10
The Fund and Vanguard                      11
Investment Advisers                        11
General Information                        13
Investing with Vanguard
O  For Plan Participants                   14
O  For Other
Institutional Investors                    14
Accessing Fund Information
by Computer                                15
Prospectus Postscript                      16
Glossary                    Inside Back Cover

INVESTMENT OBJECTIVE AND POLICIES

Vanguard/Morgan Growth Fund, Inc. (the "Fund") is an open-end diversified investment company, or mutual fund.

   The Fund seeks to provide long-term capital growth by investing mainly in the stocks of large, established companies that have strong sales and earnings records or have performed well during certain market cycles. The Fund also invests in stocks of smaller companies that offer good expansion prospects.

   IT IS IMPORTANT TO NOTE THAT THE FUND'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN THE FUND.

FEES AND EXPENSES

   The Fund is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

IMPORTANT NOTE

   This prospectus is intended for institutional clients and for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.

ADDITIONAL INFORMATION ABOUT THE FUND


   A Statement of Additional Information (dated April 30, 1998) containing more information about the Fund is, by reference, part of this prospectus and may be obtained without charge by contacting Vanguard (see back cover) or visiting the Securities and Exchange Commission's website (www.sec.gov).


WHY READING THIS PROSPECTUS IS IMPORTANT

   This prospectus explains the objective, risks, and strategy of Vanguard/Morgan Growth Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE               Vanguard/Morgan Growth Fund

WHO SHOULD INVEST (page 4)

   o Investors seeking a growth stock mutual fund as part of a balanced and diversified investment program.

   o Investors seeking growth of their capital over the long term--at least five years.

WHO SHOULD NOT INVEST

   o  Investors unwilling to accept significant fluctuations in share price.

   o  Investors seeking current dividend income.

RISKS OF THE FUND (pages 4-8)

This Fund's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Fund is subject to manager risk (the chance that poor security selection will cause it to lag the stock market as a whole) and, as a growth stock fund, to objective risk (the chance that returns from growth stocks will trail returns from the overall stock market).

DIVIDENDS AND CAPITAL GAINS (page 10)

Paid annually in December. In participant accounts, all distributions are automatically reinvested.

INVESTMENT ADVISERS (page 11)


The Fund employs a multiadviser approach:

   o  Wellington Management Company, LLP, Boston, Mass.

   o  Franklin Portfolio Associates LLC, Boston, Mass.


   o  Vanguard Core Management Group, Valley Forge, Pa.

INCEPTION DATE: December 31, 1968


NET ASSETS AS OF 12/31/1997: $2.80 billion

FUND'S EXPENSE RATIO FOR THE YEAR ENDED 12/31/1997: 0.48%


NEWSPAPER ABBREVIATION: Morg

VANGUARD FUND NUMBER: 026

CUSIP NUMBER: 921928107

QUOTRON SYMBOL:  VMRGX.Q

AVERAGE ANNUAL TOTAL RETURNS--YEARS ENDED DECEMBER 31, 1997


                                    1 YEAR    5 YEARS  10 YEARS
                                    ------    -------  --------
Vanguard/Morgan Growth Fund          30.8%      18.3%    17.1%
S&P 500 Index                        33.4       20.3     18.1

QUARTERLY RETURNS (%) 1988-1997 (intended to show volatility of returns)

[GRAPH]


IN EVALUATING PAST PERFORMANCE, REMEMBER THAT IT IS NOT INDICATIVE OF FUTURE PERFORMANCE AND THAT RETURNS FROM STOCKS BEFORE ADJUSTING FOR INFLATION WERE RELATIVELY HIGH DURING THE PERIODS SHOWN. PERFORMANCE FIGURES INCLUDE THE REINVESTMENT OF ANY DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS. THE RETURNS SHOWN ARE NET OF EXPENSES, BUT THEY DO NOT REFLECT INCOME TAXES AN INVESTOR WOULD HAVE INCURRED. NOTE, TOO, THAT BOTH THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

FUND EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Fund.

   As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Fund:

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases:                  None
Sales Load Imposed on Reinvested Dividends:       None
Redemption Fees:                                  None
Exchange Fees:                                    None

                           PLAIN TALK ABOUT

                        THE COSTS OF INVESTING

          Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.


   The next table illustrates the operating expenses that you would incur as a shareholder of the Fund. These expenses are deducted from the Fund's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Fund, providing shareholder services, and other activities. The expenses shown in the table are based upon those incurred in the fiscal year ended December 31, 1997.


ANNUAL FUND OPERATING EXPENSES


Management and Administrative Expenses:                               0.28%
Investment Advisory Expenses:                                         0.16%
12b-1 Marketing Fees:                                                 None
Other Expenses
         Marketing and Distribution Costs:                 0.02%
         Miscellaneous Expenses (e.g., Taxes, Auditing):   0.02%
                                                           ----
Total Other Expenses:                                                 0.04%
                                                                      ----
         TOTAL OPERATING EXPENSES (EXPENSE RATIO):                    0.48%
                                                                      ====


   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds, by illustrating the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes that (1) the Fund provides a return of 5% a year and (2) you redeem your investment at the end of each period.

         -----------------------------------
         1 YEAR   3 YEARS  5 YEARS  10 YEARS
         ------   -------  -------  --------
           $5       $15      $27      $60
         -----------------------------------


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

                               PLAIN TALK ABOUT

                                FUND EXPENSES


          All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard/Morgan Growth Fund's expense ratio in fiscal year 1997 was 0.48%, or $4.80 per $1,000 of average net assets. The average growth equity mutual fund had expenses in 1997 of 1.53%, or $15.30 per $1,000 of average net assets, according to Lipper Analytical Services, which reports on the mutual fund industry.

FINANCIAL  HIGHLIGHTS


The following financial highlights table shows the results for a share outstanding of the Fund for each of the fiscal years in the decade ended December 31, 1997. The financial statements that include these financial highlights were audited by Price Waterhouse llp, independent accountants. You should read this information in conjunction with the Fund's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Fund's most recent annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Fund's performance. You may have the report sent to you without charge by writing to or calling Vanguard (see back cover).




------------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                               1997     1996     1995    1994     1993     1992     1991     1990    1989    1988
                                              --------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $15.63   $14.09   $11.36   $12.01   $12.65  $12.20   $10.40   $11.72  $10.27  $ 9.39
----------------------------------            --------------------------------------------------------------------------------------
Investment Operations
   Net Investment Income                        .160      .14      .15      .14      .18     .18      .29      .32     .28     .25
   Net Realized and Unrealized
      Gain (Loss) on Investments               4.435     3.07     3.89     (.34)     .71     .97     2.66     (.50)    2.04   1.85
                                               -------------------------------------------------------------------------------------
      TOTAL FROM INVESTMENT
        OPERATIONS                             4.595     3.21     4.04     (.20)     .89    1.15     2.95     (.18)    2.32   2.10
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income        (.160)    (.14)    (.15)    (.14)    (.18)   (.18)    (.29)    (.34)    (.28)  (.24)
   Distributions from Realized Capital Gains  (2.525)   (1.53)   (1.16)    (.31)   (1.35)   (.52)    (.86)    (.80)    (.59)  (.98)
                                              --------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                     (2.685)   (1.67)   (1.31)    (.45)   (1.53)   (.70)   (1.15)   (1.14)    (.87) (1.22)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $17.54   $15.63   $14.09   $11.36   $12.01   $12.65   $12.20  $10.40    $11.72 $10.27
====================================================================================================================================
TOTAL RETURN                                  30.81%   23.30%   35.98%   -1.67%    7.32%    9.54%   29.33%  -1.51%     22.66% 22.34%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (Millions)            $2,795   $2,054   $1,471   $1,075   $1,135   $1,116     $957    $697     $733     $622
Ratio of Total Expenses
   to Average Net Assets                       0.48%    0.51%    0.49%*   0.50%    0.49%    0.48%    0.46%   0.55%    0.51%    0.55%
Ratio of Net Investment Income
   to Average Net Assets                       0.93%    0.97%    1.10%    1.15%    1.36%    1.51%    2.36%   2.77%    2.38%    2.20%
Portfolio Turnover Rate                          76%      73%      76%      84%      72%      64%      52%     73%      27%      32%
Average Commission Rate Paid                  $.0430   $.0362      N/A      N/A      N/A      N/A      N/A     N/A      N/A      N/A
------------------------------------------------------------------------------------------------------------------------------------
*Beginning in fiscal year 1995, this figure does not include expense reductions from directed brokerage arrangements. The Ratio of
 Net Expenses to Average Net Assets was 0.48%.
------------------------------------------------------------------------------------------------------------------------------------


   From time to time, the Vanguard funds advertise yield and total return figures. Yield is a historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus realized and unrealized capital appreciation (depreciation). Neither yield nor total return should be used to predict the future performance of a fund.

                           PLAIN TALK ABOUT

              HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


          The Fund began fiscal 1997 with a net asset value (price) of $15.63 per share. During the year, the Fund earned $0.160 per share from investment income (interest and dividends) and $4.435 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them. Of those total earnings of $4.595 per share, $2.685 was returned to shareholders in the form of distributions ($0.160 in dividends, $2.525 in capital gains). The earnings ($4.595 per share) less distributions ($2.685 per share) resulted in a share price of $17.54 at the end of the year, an increase of $1.91 per share (from $15.63 at the beginning of the year to $17.54 at the end of the year). Assuming that the shareholder had reinvested the distributions in the purchase of more shares, total return from the Fund was 30.81% for the year.

             As of December 31, 1997, the Fund had $2.795 billion in net assets; an expense ratio of 0.48% ($4.80 per $1,000 of net assets); and net investment income amounting to 0.93% of its average net assets. It sold and replaced securities valued at 76% of its total net assets.

A WORD ABOUT RISK

This prospectus describes the risks you would face as an investor in Vanguard/Morgan Growth Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. However, as you consider an investment in Vanguard/Morgan Growth Fund, you should also take into account your personal tolerance for the daily fluctuations of the stock market.

   Look for this "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Fund, would confront.

                               PLAIN TALK ABOUT

                                 GROWTH FUNDS
                               AND VALUE FUNDS

          Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Value funds generally emphasize companies that, considering their assets and earnings history, are attractively priced; these companies often pay regular dividend income to shareholders. Growth and value stocks have, in the past, produced similar long-term returns, though each has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hope of a greater increase in share price, while value funds are appropriate for investors who want some dividend income and the potential for capital gains but are less tolerant of share-price fluctuations.

THE FUND'S OBJECTIVE

Vanguard/Morgan Growth Fund seeks to provide long-term growth of capital. This objective is fundamental, which means that it cannot be changed unless a majority of shareholders vote to do so.

[FLAG] BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING PAGES, YOUR INVESTMENT IN THE FUND, AS WITH ANY INVESTMENT IN COMMON STOCKS, COULD LOSE MONEY.

WHO SHOULD INVEST

The Fund may be a suitable investment for you if:

   o You wish to add a growth stock fund to your existing holdings, which could include other stock--as well as bond and money market--investments.

   o  You are seeking growth of capital over the long term--at least five years.

   o You are seeking a fund that invests in growth companies representing a wide variety of industries.

   o  You are not looking for current income.

   This Fund is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Fund's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Fund has adopted the following policies:

   o The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor. If you own shares of the Fund as an investment or savings plan, your plan dictates the rules governing exchanges. Contact your plan administrator for details.

                               PLAIN TALK ABOUT

                         INVESTING FOR THE LONG TERM

          Vanguard/Morgan Growth Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term fluctuations in the stock market.

   o There is a limit on the number of times you can exchange into or out of the Fund.

   o  The Fund reserves the right to stop offering shares at any time.

                               PLAIN TALK ABOUT

                           COSTS AND MARKET-TIMING

          Some investors try to profit from "market-timing"--switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, closely monitoring daily transactions.

INVESTMENT STRATEGY

This section explains how the investment advisers pursue the Fund's objective of long-term capital growth. It also explains several important risks--market risk, objective risk, manager risk, and country risk--faced by investors in the Fund. Unlike the Fund's investment objective, the advisers' investment strategy is not fundamental and can be changed by the Fund's Board of Directors without shareholder approval. However, before making any important change in its policies, the Fund will give shareholders 30 days' notice, in writing.

MARKET EXPOSURE

The Fund is a growth fund that invests mainly in large-capitalization common stocks. The Fund also includes stocks of smaller companies that--even though they may not have a long history of growth--one of the Fund's advisers finds attractive. All stocks are chosen for their above-average earnings growth potential. At times, the Fund may also invest in securities that are convertible into common stocks.

[FLAG] THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

   To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between best and worst tends to narrow over the long term.


       U.S. STOCK MARKET RETURNS (1926-1997)
-------------------------------------------------
             1 YEAR   5 YEARS  10 YEARS  20 YEARS
-------------------------------------------------
Best          53.9%    23.9%    20.1%     16.9%
Worst        -43.3    -12.5     -0.9       3.1
Average       13.0     10.5     10.9      10.9
-------------------------------------------------


                               PLAIN TALK ABOUT

                             LARGE-CAP, MID-CAP,
                            AND SMALL-CAP STOCKS


          Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median total market value exceeding $7.5 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $7.5 billion. Small-cap funds hold stocks of companies with a median market value of less than $1 billion.

   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1997. For example, while the average return on stocks for all of the 5-year periods was 10.5%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932) to 23.9% (from 1950 through 1954). These average returns reflect past performance and should not be regarded as an indication of future returns from either the stock market as a whole or the Fund in particular.


   Finally,   because  Vanguard/Morgan  Growth  Fund  does  not  hold  the  same securities held in the S&P 500 Index or any other market index, the performance of the Fund will not mirror the returns of any particular index.

[FLAG] THE FUND IS SUBJECT TO OBJECTIVE RISK, WHICH IS THE POSSIBILITY THAT RETURNS FROM GROWTH STOCKS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. AS A GROUP, GROWTH STOCKS TEND TO GO THROUGH CYCLES OF RELATIVE UNDERPERFORMANCE AND OUTPERFORMANCE IN COMPARISON TO COMMON STOCKS IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

SECURITY SELECTION


Vanguard/Morgan Growth Fund has three investment advisers, each of whom independently chooses and maintains a portfolio of common stocks for the Fund.

   The three investment advisers employ active investment management methods, which means securities are bought and sold according to the advisers' judgments about companies and their financial prospects, and about the stock markets and the economy in general.

   Each adviser is responsible for investing a relatively fixed percentage of the Fund's assets. Before the Fund makes a significant change in an adviser's percentage, shareholders will receive 30 days' notice, in writing.

   Wellington Management Company, llp (WMC), which is currently responsible for about 38% of the Fund's assets, uses traditional methods of stock selection--company research and analysis--to identify companies that it feels have above-average growth prospects, particularly those in industries undergoing change.

   The other two advisers, Franklin Portfolio Associates LLC (Associates) and Vanguard Core Management Group, employ a "quantitative" investment approach. In other words, they use computer techniques to track--and, if possible, outperform--a specific market standard. For Vanguard/Morgan Growth Fund, this market standard is the Growth Fund Stock Index, which is made up of the stocks held by the nation's 50 largest growth funds. Associates currently manages about 43% and the Core Management Group is currently responsible for about 14% of the Fund's assets.


                                 PLAIN TALK ABOUT

                            PORTFOLIO DIVERSIFICATION


          In general, the more diversified a fund's portfolio of stocks, the less likely that a specific stock's poor performance will hurt the fund. One measure of a fund's diversification is the percentage of total net assets represented by its ten largest holdings. The average U.S. equity mutual fund has about 31% of its assets invested in its ten largest holdings, while some less-diversified mutual funds have more than 50% of their assets invested in the stocks of just ten companies.

   The balance of Vanguard/Morgan Growth Fund's assets (about 5%) is held in cash reserves, also managed by Vanguard. Vanguard may invest the Fund's cash reserves in stock futures. This strategy is intended to keep the Fund more fully invested in common stocks while retaining cash on hand to meet liquidity needs. See page 8 for more details on the Fund's policy on futures.


   The Fund's top ten holdings (which amounted to about 15% of the Fund's total net assets) as of December 31, 1997, follow.

          1.  Home Depot, Inc.
          2.  Airtouch Communications, Inc.
          3.  Travelers Group Inc.
          4.  Compaq Computer Corp.
          5.  Fannie Mae
          6.  Ford Motor Co.
          7.  Tele-Communications Class A
          8.  Ace, Ltd.
          9.  BankAmerica Corp.
         10.  HEALTHSOUTH Corp.


   Keep in mind that, because the makeup of the Fund changes daily, this listing is only a "snapshot" at one point in time.

[FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT ONE OR MORE OF THE FUND'S INVESTMENT ADVISERS MAY DO A POOR JOB OF SELECTING STOCKS.

PORTFOLIO TURNOVER


Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. The Fund's average turnover rate for the past ten years has been about 60%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its total net assets within a one-year period.)


                           PLAIN TALK ABOUT

                          PORTFOLIO TURNOVER


          Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. The average turnover rate for all domestic stock funds is approximately 80%.


INVESTMENT POLICIES

Besides investing in common stocks of growth companies, the Fund may follow a number of investment policies to achieve its objective.

   The Fund may invest up to 20% of its assets in securities of companies based outside the United States. These securities may be traded in U.S. or foreign markets.


[FLAG] THE FUND IS SUBJECT TO FOREIGN MARKET RISK, COUNTRY RISK, AND CURRENCY RISK.


                               PLAIN TALK ABOUT

                                  THE RISKS OF
                            INTERNATIONAL INVESTING

          Because foreign stock markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stock may not be as liquid as the stock of similar U.S. companies. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the returns Americans receive from a foreign investment. For more information, see the Statement of Additional Information.


   Because of its investments in foreign securities, the Fund is subject to foreign market risk. Investments in foreign stock markets can be as volatile, if not more volatile, than investments in U.S. stock markets. Over the years, the prices of foreign stocks and the prices of U.S. stocks have often moved in opposite directions. However, a portfolio that invests in both U.S. and foreign stocks may benefit from diversification and have less volatility than a portfolio made up strictly of foreign stocks.

   In addition, the Fund is subject to country and currency risk. Country risk is the possibility that political events (such as a war), financial problems (such as government default), or natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Currency risk is the possibility that a "stronger" U.S. dollar will reduce returns for Americans investing overseas. Generally, when the dollar rises in value against a foreign currency, your investment in that country loses value because its currency is worth fewer U.S. dollars. On the other hand, a "weaker" U.S. dollar generally leads to higher returns for Americans holding foreign investments.


   The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.

   The Fund may also invest in derivatives.


[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN STOCK FUTURES AND OPTIONS CONTRACTS, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES.

   Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a portfolio. This Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. Rather, the Fund will keep separate cash reserves or other liquid portfolio securities in the amount of the obligation underlying the futures or options contract. Only a limited percentage of the Fund's assets--5%--may be applied toward the deposits required on futures contracts, and the value of all futures contracts in which the Fund acquires an interest cannot exceed 20% of the Fund's total assets.

   The reasons for which the Fund will invest in futures and options are:

   o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.

   o To reduce the Fund's transaction costs by buying futures instead of actual stocks.

   o To add value to the Fund by buying futures instead of actual stocks when futures are cheaper.


   The Fund will usually hold only a small percentage of its assets in cash reserves, although if the investment advisers believe that market conditions warrant a temporary defensive measure, the Fund may hold cash reserves without limit. Cash reserves refer to short-term interest-bearing securities that can easily and quickly be converted to cash, such as those described in the prospectus glossary.

                                 PLAIN TALK ABOUT

                                   DERIVATIVES


          A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity, like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new types of derivatives. If used for speculation or as leveraged investments, derivatives can carry considerable risks.

INVESTMENT LIMITATIONS


The Fund has adopted limitations on some of its investment policies. Some of these limitations are that the Fund will not:


   o  Invest more than 25% of its assets in any one industry.

   o Borrow money, except for temporary or emergency purposes in an amount not exceeding 10% of its net assets. Whenever the Fund's outstanding borrowing is more than 5% of its assets, it will stop making investments.

         With respect to 75% of its assets, this Fund will not:

   o  Invest more than 5% in the securities of any one company.

   o  Buy more than 10% of the outstanding voting securities of any company.


   A complete list of the Fund's investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Fund's shareholders.


INVESTMENT PERFORMANCE

Vanguard/Morgan Growth Fund invests primarily in common stocks, so its performance is closely correlated to the performance of the overall stock market. Historically, performance of the stock markets, both foreign and domestic, has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.

                           PLAIN TALK ABOUT

                           PAST PERFORMANCE

          Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.


                          AVERAGE ANNUAL TOTAL RETURNS
                       FOR YEARS ENDED DECEMBER 31, 1997

                                    [GRAPH]

   The results shown above represent the Fund's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on the unmanaged S&P 500 Index. The chart does not make any allowance for federal, state, or local income taxes that shareholders must pay on a current basis.


   In weighing these performance figures, note that the Fund has been in operation since December 31, 1968, and that until April 24, 1990, Wellington Management Company, llp was the Fund's only investment adviser (Franklin Portfolio Associates LLC was added as an adviser in 1990 and Vanguard Core Management Group was added in 1993; Husic Capital Management also served as an adviser to the Fund from 1993 to early 1998).

SHARE PRICE


The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of trading on the New York Stock Exchange, generally 4 p.m. Eastern time. The net asset value per share is calculated by adding up the total assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the total number of Fund shares outstanding:


                              TOTAL ASSETS   -   LIABILITIES
         NET ASSET VALUE =    ------------------------------
                               NUMBER OF SHARES OUTSTANDING

   The daily net asset value is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.


   The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading "Vanguard Funds." Different newspapers use different abbreviations of the Fund's name, but the most common is MORG.


DIVIDENDS, CAPITAL GAINS, AND TAXES


Each December, the Fund distributes to shareholders virtually all of its income from interest and dividends, as well as any capital gains realized from the sale of securities. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.


   If you own shares of the Fund as an investment option in an employer-sponsored retirement or savings plan, these dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Document, or your tax adviser about the tax consequences of an investment in the Fund and of any plan withdrawals.

   If your Vanguard/Morgan Growth Fund investment is not part of an employer-sponsored plan, you can receive distributions of income or capital gains in cash, or you may have them automatically reinvested in more shares of the Fund. Both dividend and capital gains distributions--whether received in cash or reinvested in additional shares--are subject to federal (and possibly state and local) income taxes, no matter how long you have held the shares in the Fund. You should consult your tax adviser about other tax consequences of an investment in the Fund.

                           PLAIN TALK ABOUT

                            DISTRIBUTIONS

          As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from the dividends that the fund earns from its holdings as well as interest it receives from its money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

THE FUND AND VANGUARD


Vanguard/Morgan Growth Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 95 distinct investment portfolios and total net assets of more than $360 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.


   Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

   A list of the Fund's directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

INVESTMENT ADVISERS


The Fund has three investment advisers. Each manages its portion of the Fund's assets subject to the control of the Directors and officers of the Fund.

   Wellington Management Company, llp (WMC), 75 State Street, Boston, MA 02109, is an investment advisory firm founded in 1928. The firm currently manages more than $175 billion in stock andbond portfolios, including 14 Vanguard funds. As of December 31, 1997, WMC managed 38% of Vanguard/Morgan Growth Fund's assets.


   WMC's advisory fee is based on average month-end net assets managed:

               ---------------------------------
               AVERAGE ASSETS MANAGED      FEE
               ---------------------------------
               First $500 million         0.175%
               Next $500 million          0.100
               Assets over $1 billion     0.075
               ---------------------------------


   WMC's advisory fee may be adjusted based on its 36-month cumulative total return performance as compared to that of the Growth Fund Stock Index. Under the fee schedule, WMC's basic fee may be increased or decreased by as much as 50%.

   Franklin Portfolio Associates LLC (Associates), Two International Place, Boston, MA 02110, is a professional advisory firm founded in 1982. Associates is a wholly owned, indirect subsidiary of Mellon Bank, and has no affiliation with the Franklin/Templeton group of Funds or Franklin Resources, Inc. Associates currently manages approximately $13.5 billion in assets. As of December 31, 1997, Associates managed 38% of Vanguard/Morgan Growth Fund's assets.


                           PLAIN TALK ABOUT

                VANGUARD'S UNIQUE CORPORATE STRUCTURE

          The Vanguard Group, Inc., is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

   Associates' advisory fee is paid quarterly, based on average month-end net assets managed during the quarter:

                    --------------------------------
                    AVERAGE ASSETS MANAGED      FEE
                    --------------------------------
                    First $100 million         0.25%
                    Next $200 million          0.20
                    Next $200 million          0.15
                    Assets over $500 million   0.10
                    --------------------------------


   Associates' advisory fee may be adjusted based on its total return performance as compared to that of the Growth Fund Stock Index. Under the fee schedule, Associates' basic fee may be increased or decreased by as much as 0.10% of the value of the Fund's average net assets for the last 36 months.

   Vanguard Core Management Group, P.O. Box 2600, Valley Forge, PA 19482, was responsible for 9% of Vanguard/Morgan Growth Fund's assets as of December 31, 1997. The Group provides investment advisory services to several Vanguard funds, managing more than $97 billion in total assets as of year-end 1997. Vanguard Core Management Group provides advisory services to the Fund on an at-cost basis.

   Husic Capital Management was responsible for 10% of Vanguard/Morgan Growth Fund's assets as of December 31, 1997. Effective February 2, 1998, Associates and Vanguard Core Management Group assumed responsibility for Fund assets previously managed by Husic.

   Any Fund assets held in cash (which, as of December 31, 1997, equaled 5% of the Fund's assets) are managed, at no cost to the Fund, by The Vanguard Group.

   For the year ended December 31, 1997, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of average net assets of the Fund before an increase of 0.01% based on performance.


   At times, an adviser may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund. However, the adviser will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services to the Fund.


   The Fund's Board of Directors may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for one of the existing advisers or as an additional adviser. However, no such change would be made before giving shareholders 30 days' notice, in writing.


                           PLAIN TALK ABOUT

                         THE FUND'S ADVISERS


          Since 1994, the manager responsible for WMC's portion of Vanguard/Morgan Growth Fund has been ROBERT D. RANDS, CFA, Senior Vice President of WMC; has worked in investment management since 1966; with WMC since 1978; B.A., Yale University; M.B.A., University of Pennsylvania.

             Since  1990,  the  manager  responsible  for  Associates'
          portion of the Fund has been JOHN J. NAGORNIAK, CFA, President of Associates; has worked in investment management since 1970; with Associates since 1982; B.A., Princeton University; M.S., The Sloan School of Management, Massachusetts Institute of Technology.

             Since 1993, the manager responsible for Vanguard Core Management Group's portion of the Fund has been GEORGE U. SAUTER, Managing Director of Vanguard; has worked in investment management since 1985; primary responsibility for Vanguard Core Management Group since 1987; A.B., Dartmouth College; M.B.A., University of Chicago.

GENERAL INFORMATION

Vanguard/Morgan Growth Fund, Inc., is organized under the laws of the state of Maryland. Shareholders of the Fund have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of Directors), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Fund except as required by the Investment Company Act of 1940. A meeting will be scheduled to vote on the removal of a Director if the holders of at least 10% of the Fund's shares request a meeting in writing.


"Standard & Poor's 500," "&P 500(R) "Standard & Poor'(R) "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc.

INVESTING WITH VANGUARD

FOR PLAN PARTICIPANTS

Vanguard/Morgan Growth Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.


   o If you have any questions about the Fund or Vanguard, including the Fund's investment objectives, strategy, or risks, contact Vanguard's Participant Services Center, toll-free, at 1-800-523-1188.


   o If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

EXCHANGES


The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can potentially disrupt the management of the fund and increase its transaction costs, Vanguard limits exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from the Fund during any 12-month period. "Substantive" means either a dollar amount or a series of movements between Vanguard funds that Vanguard determines, in its sole discretion, could have an adverse impact on the management of the Fund. In addition, certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions. Contact your plan administrator for details on the exchange policies that apply to your plan.


   Before making an exchange, you should consider the following:


   o  Before you exchange to another  Vanguard fund  available in your plan, you
      should  read  that  fund's  prospectus.   Contact  Vanguard's  Participant
      Services Center, toll-free, at 1-800-523-1188 for a copy.


   o Vanguard can accept exchanges only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.

FOR OTHER INSTITUTIONAL INVESTORS

If you have questions about Vanguard/Morgan Growth Fund, including how to establish an account, call Vanguard, toll-free, at 1-800-523-1036.

   If you have questions about an existing account, contact your Vanguard account administrator.

TRANSACTIONS


Purchases, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your purchase, exchange, or redemption, and that Vanguard has received the appropriate assets. The price of shares bought, exchanged, or sold will be the Fund's next-determined net asset value after Vanguard has processed your request, provided your request has been received before the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time).


   Vanguard must consider the interests of all Fund shareholders and so reserves the right to:

   o Delay or reject any purchase or exchange request that may disrupt the Fund's operation or performance.

   o Revise or terminate the exchange privilege or limit the amount of an exchange, at any time, without notice.

   o  Take up to seven days to deliver your redemption proceeds.

   o Pay redemption proceeds--in whole or in part--through a distribution in kind of readily marketable securities.

ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ONLINE(R)
www.vanguard.com

Use your personal computer to learn more about Vanguard's funds and services; keep in touch with your Vanguard accounts; map out a long-term investment strategy; initiate certain transactions; and ask questions, make suggestions, and send messages to Vanguard.

Our education-oriented website provides timely news and information about Vanguard's funds and services; an online "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

PROSPECTUS POSTSCRIPT

This  prospectus  is designed to provide you with  pertinent  information  about
Vanguard/Morgan   Growth  Fund,  including  its  investment  objective,   risks,
strategy, and expenses.

   It is important that you understand these facts so that you can decide whether an investment in the Fund is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

IN READING THE PROSPECTUS, DID YOU LEARN:

   o  The Fund's objective? (page 4)

   o  The Fund's investment strategy? (page 5)

   o  Who should invest in the Fund? (page 4)

   o  The risks associated with the Fund? (pages 4-8)

   o  Whether the Fund is federally insured? (inside front cover)

   o  The Fund's expenses? (page 2)

   o  The background of the Fund's investment managers? (pages 11-12)

                           PLAIN TALK ABOUT

                       KEEPING YOUR PROSPECTUS

          Reading this prospectus will help you to decide whether Vanguard/Morgan Growth Fund is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.

GLOSSARY OF INVESTMENT TERMS

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK

The possibility that events such as changes in regulation, political or financial troubles, or natural disasters will adversely affect the market value of securities issued by companies or governments in that country.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by the fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

FIXED-INCOME SECURITIES

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

GROWTH STOCK FUND

A mutual fund that emphasizes stocks of companies whose strong earnings and revenue potential indicate above-average prospects for capital growth.

INVESTMENT ADVISER

An organization that makes the day-to-day decisions regarding a portfolio's investments.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

PRICE/EARNINGS (P/E) RATIO

The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL

The amount of your own money you put into an investment.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND

A mutual fund that focuses on stocks of companies that, considering their earnings and dividends, are attractively priced.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[VANGUARD SHIP LOGO]

Institutional Division
Post Office Box 2900
Valley Forge, PA 19482

FOR PARTICIPANTS IN EMPLOYER-SPONSORED PLANS


PARTICIPANT SERVICES CENTER 1-800-523-1188 TEXT TELEPHONE: 1-800-523-8004 For information on the Vanguard funds in your plan, Monday through Friday, 8:30 a.m. to 9 p.m., Eastern time


FOR OTHER INSTITUTIONAL INVESTORS
1-800-523-1036
For information on Vanguard funds and services

ELECTRONIC ACCESS TO THE VANGUARD MUTUAL FUND EDUCATION AND INFORMATION CENTER World Wide Web www.vanguard.com

E-mail
online@vanguard.com


[COPYRIGHT] 1998 Vanguard Marketing Corporation, Distributor


I026N

                                PART B

                   VANGUARD/MORGAN GROWTH FUND, INC.

                  STATEMENT OF ADDITIONAL INFORMATION


                              April 30, 1998


   This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated April 30, 1998). To obtain the Prospectus please call the Investor Information Department:


                                 1-800-662-7447

                                TABLE OF CONTENTS

                                                                           PAGE


Investment Objective and Policies........................................   B-1
Investment Limitations...................................................   B-5
Purchase of Shares.......................................................   B-6
Redemption of Shares.....................................................   B-6
Management of the Fund...................................................   B-7
Investment Advisory Services.............................................  B-10
Portfolio Transactions...................................................  B-15
Yield and Total Return...................................................  B-16
Performance Measures.....................................................  B-16
Financial Statements.....................................................  B-19

                        INVESTMENT OBJECTIVE AND POLICIES

   Portfolio Turnover. While the rate of portfolio turnover is not a limiting factor when management deems changes appropriate, it is anticipated that the Fund's annual portfolio turnover rate will not normally exceed 100%. A rate of turnover of 100% could occur, for example, if the Fund sold and replaced securities valued at 100% of its total net assets. The Fund's portfolio turnover rate for each of its last ten fiscal years is set forth under "Financial Highlights," in the Fund's Prospectus.

   Repurchase Agreements. The Fund may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Fund's Board of Directors will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. No more than an aggregate of 15% of the Fund's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale for which there are no readily available market quotations. From time to time, the Fund's Board of Directors may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation described above. See "Illiquid Securities" on page B-3.

   The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.


   Lending of Securities. The Fund may lend its securities on a short-term or long-term basis to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e. the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.

   At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's directors. In addition, voting rights pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

   Foreign Investments. As indicated in the Prospectus, the Fund may invest up to 20% of its assets in foreign securities and may engage in currency transactions with respect to these investments. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

   Country Risk. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.


   Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodial arrangement for handling U.S. securities of equal value.

   Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from its foreign investments.


   Currency Risk. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permit it to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

   Illiquid Securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund's books. An illiquid security includes repurchase agreements which have a maturity of longer than seven days, securities which are illiquid by virtue of the absence of a readily available market, and demand instruments with a demand notice exceeding seven days. Illiquid securities may include securities that are not registered under the Securities Act of 1933 (the "1933 Act"); however, unregistered securities that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act will not be considered illiquid so long as it is determined by the Fund's advisor that an adequate trading market exists for the security.


   Futures Contracts. The Fund may enter into futures contracts, options, and options on futures contracts for the purpose of remaining fully invested and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.

   Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

   Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded.

   After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

   Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.

   Regulations of the CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of the Fund's portfolio. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

   Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.


   Restrictions on the Use of Futures Contracts. The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

   Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.


   The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market. The principal stock index futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange.

   The risk of loss in trading futures contracts in some strategies can be substantial, due to the low margin deposits required. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. The Fund is not subject to extreme losses from futures because 100% of the contract obligation is held separately in cash or other liquid portfolio securities. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

   Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. Additionally, investments in futures contracts and options involve the risk that the investment advisers will incorrectly predict stock market and interest rate trends.

   Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.


   Federal Tax Treatment of Futures Contracts. The Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.


   In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

   The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the distributions.

                             INVESTMENT LIMITATIONS

   The following restrictions and fundamental policies cannot be changed without approval of the holders of a majority of the outstanding shares of the Fund (as defined in the Investment Company Act of 1940). The Fund may not under any circumstances:

   1) Borrow money, except from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, and then in an amount not exceeding 10% of the value of the Fund's net assets (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the Fund's net assets, the Fund will not make any additional investments;

   2) With respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer;

   3) Invest for the purpose of exercising control of management of any company;

   4) Invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisition of assets approved by the Fund's shareholders or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940. The Fund will invest only in investment companies which have investment objectives and investment policies consistent with those of the Fund;

   5) Engage in the business of underwriting securities issued by others, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities;

   6) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (including the Fund's investment in The Vanguard Group, Inc., as described on page B-9);

   7) Invest in commodities (except that the Fund may invest in stock futures contracts and options to the extent that not more than 5% of the Fund's assets are required as deposit to secure obligations under futures contracts and not more than 20% of the Fund's assets are invested in futures and options at any time) or real estate although the Fund may purchase and sell securities of companies which deal in real estate, or interests therein;

   8) Purchase securities on margin or sell any securities short (except as specified in 7 above);

   9)   Invest  more  than  5% of  the  assets  of the  Fund,  at  the  time  of
        investment,   in  the   securities  of  any  issuers  which  have  (with
        predecessors) a record of less than three years' continuous operation;

  10) Lend money to any person except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its portfolio securities as provided under "Lending of Securities";

  11) Pledge, mortgage, or hypothecate any of its assets to an extent greater than 5% of its total assets; and

  12) Invest more than 25% of the value of its total assets in any one industry.


   These investment limitations are considered at the time investment securities are purchased.


   Notwithstanding these limitations, the Fund may own all or any portion of the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at-cost, management, administrative, distribution or related services to the Fund and other investment companies. See "Management of the Fund."

                               PURCHASE OF SHARES

   The Fund reserves the right in its sole discretion (i) to suspend the offerings of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                              REDEMPTION OF SHARES

   The Fund may suspend  redemption  privileges  or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

   The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Fund's Share Price" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

   No charge is made by the Fund for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

                             MANAGEMENT OF THE FUND

Officers and Directors

   The Fund's Officers, under the supervision of the Board of Directors, manage the day-to-day operations of the Fund. The Directors set broad policies for the Fund and choose its Officers. A list of the Directors and Officers of the Fund and a brief statement of their present positions and principal occupations during the past 5 years is set forth below. The mailing address of the Directors and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19487.


JOHN C. BOGLE, (DOB: 5/8/1929)

   Senior  Chairman and Director*  Senior  Chairman and Director of The Vanguard
   Group, Inc., and each of the investment companies in The Vanguard Group; Director of The Mead Corporation, General Accident Insurance, and Chris-Craft Industries, Inc.

JOHN J. BRENNAN, (DOB: 7/29/1954)

   Chairman, Chief Executive Officer & Director* Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group

ROBERT E. CAWTHORN, (DOB: 9/28/1935) Director

   Chairman  Emeritus  and  Director  of  Rhone-Poulenc  Rorer,  Inc.;  Managing
   Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corporation.

BARBARA BARNES HAUPTFUHRER, (DOB: 10/11/1928) Director

   Director of The Great Atlantic and Pacific Tea Company, IKON Office Solutions, Inc., Raytheon Company, Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; and Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, (DOB: 5/7/1931) Director

   President Emeritus of The Brookings Institution: Director of American Express Bank, Ltd., The St. Paul Companies, Inc., and National Steel Corporation.

BURTON G. MALKIEL, (DOB: 8/28/1932) Director

   Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommuni-cations Company.

ALFRED M. RANKIN, JR., (DOB: 10/8/1941) Director

   Chairman,   President,   Chief  Executive  Officer,  and  Director  of  NACCO
   Industries, Inc.; Director of The BFGoodrich Company, and The Standard Products Company.

JOHN C. SAWHILL, (DOB: 6/12/1936) Director

   President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co., and President of New York University; Director of Pacific Gas and Electric Company, Procter & Gamble Company, and NACCO Industries.

JAMES O. WELCH, JR., (DOB: 5/13/1931) Director

   Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corporation.

J. LAWRENCE WILSON, (DOB: 3/2/1936) Director

   Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Engine Company, and The Mead Corporation; and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, (DOB: 12/7/1938) Secretary*

   Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, (DOB: 3/22/1937)  Treasurer*

   Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, (DOB: 9/13/1946) Controller*

   Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

---------------

*Officers of the Fund are "interested persons" as defined in the Investment Company Act of 1940.

                               THE VANGUARD GROUP

   Vanguard/Morgan Growth Fund, Inc. is a member of The Vanguard Group of Investment Companies.

   Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard Funds.

   Vanguard  employs  a  supporting  staff  of  management  and   administrative
personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's net expenses which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.

   The Fund's Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.

   The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics, certain Officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

   The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At December 31, 1997, the Fund had contributed capital of $182,000 to Vanguard, representing .9% of Vanguard's capitalization. The Fund's Service Agreement provides as follows: (a) each Vanguard Fund may invest up to .40% of its current assets in Vanguard, and
(b) there is no other limitation on the amount that each Vanguard Fund may contribute to Vanguard's capitalization.

   Management Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended December 31, 1997, the Fund's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $6,897,000.

   Distribution Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for the shares of the Funds in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

   The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The directors and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

   One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon relative net assets. The remaining one half of those expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets. During the fiscal year ended December 31, 1997, the Fund paid approximately $465,000 of the Group's distribution and marketing expenses.

   Investment Advisory Services. Vanguard also provides the Fund, Vanguard Money Market Reserves, Vanguard Treasury Fund, Vanguard Municipal Bond Fund, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard California
Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard New York Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Admiral Funds, Vanguard Institutional Index Fund, Vanguard Bond Index Fund, Vanguard Balanced Index Fund, Vanguard Index Trust, Vanguard International Equity Index Fund, Vanguard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, the REIT Index Portfolio of Vanguard Specialized Portfolios, the Total International Portfolio of Vanguard STAR Fund, several Portfolios of Vanguard Variable Insurance Fund, a portion of Vanguard/Windsor II, Vanguard Explorer Fund, and Vanguard Equity Income Fund, as well as several indexed separate accounts with investment advisory services. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.


Director/Trustee Compensation


   The individuals appearing in the table below serve as Directors/Trustees of all Vanguard Funds, and each Fund pays a proportionate share of the Directors'/Trustees' compensation. The Funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the Funds.


Independent Director/Trustees.   The  Funds  compensate   their   independent
Directors/Trustees--that is, the ones who are not also officers of the Fund--in three ways:

   o The independent Directors/Trustees receive an annual fee for their service to the Funds, which is subject to reduction based on absences from scheduled Board meetings.

   o The independent Directors/Trustees are reimbursed for the travel and other expenses that they incur in attending Board meetings.

   o Upon retirement, the independent Directors/Trustees receive an aggregate annual fee of $1,000 for each year served on the Board, up to fifteen years of service. This annual fee is paid for ten years following retirement, or until the Directors'/Trustees' death.

Interested Directors/Trustees. The Funds' interested Directors/ Trustees--Messrs. Bogle and Brennan--receive no compensation for their service in that capacity. However, they are paid in their role as officers of The Vanguard Group, Inc.

Compensation Table. The following table provides compensation details for each of the Directors. For the Fund, we list the amounts paid as compensation and accrued as retirement benefits by the Fund for each Director. In addition, the table shows the total amount of benefits that we expect each Director/Trustee to receive from all Vanguard Funds upon retirement, and the total amount of compensation paid to each director/Trustee by all Vanguard Funds. All information shown is for the fiscal year ended December 31, 1997:


                                              VANGUARD/MORGAN GROWTH FUND
                                                   COMPENSATION TABLE

                                 Aggregate        Pension or Retirement       Estimated       Total Compensation
                               Compensation       Benefits Accrued As      Annual Benefits  From All Vanguard Funds
     Names of Directors          From Fund        Part of Fund Expenses   Upon Retirement    Paid to Directors(2)
     -------------------      ---------------     ----------------------  ----------------  -----------------------
     John C. Bogle(1)              None                   None                  None                 None
     John J. Brennan(1)            None                   None                  None                 None
     Barbara Barnes
         Hauptfuhrer               $716                  $ 103                $15,000               $70,000
     Robert E. Cawthorn            $716                  $  86                $13,000               $70,000
     Bruce K. MacLaury             $762                  $ 100                $12,000               $65,000
     Burton G. Malkiel             $720                  $  69                $15,000               $70,000
     Alfred M. Rankin, Jr.         $716                  $  54                $15,000               $70,000
     John C. Sawhill               $716                  $  65                $15,000               $70,000
     James O. Welch, Jr.           $716                  $  79                $15,000               $70,000
     J. Lawrence Wilson            $716                  $  57                $15,000               $70,000

     (1)As  "Interested  Directors,"  Messrs.  Bogle and  Brennan  receive  no  compensation  for their  service as
        Directors.
     (2)The  amounts  reported in this column reflect the total  compensation  paid to each Director for his or her service as Director or Trustee of 35 Vanguard Funds (34 in the case of Mr. Malkiel; 28 in the case of Mr. MacLaury).


                          INVESTMENT ADVISORY SERVICES


   The Fund currently uses three separate investment advisers, each of whom manages the investment and reinvestment of a portion of the Fund's assets. Prior to April 24, 1990, Wellington Management Company served as the Fund's sole investment adviser.

   Wellington Management Company, LLP The Fund employs Wellington Management Company, LLP ("WMC") under an investment advisory agreement dated as of April 1, 1996, to manage the investment and reinvestment of a portion of the Fund's assets, and to continuously review, supervise and administer the Fund's investment program. WMC discharges its responsibilities subject to the control of the officers and Directors of the Fund.


   The Fund pays WMC a Basic Fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets managed by WMC for the quarter:

    Net Assets                                                      Rate
    First $500 million............................................  0.175%
    Next $500 million.............................................  0.100%
    Over $1 billion...............................................  0.075%


   The Basic Fee may be increased or decreased by applying an incentive/penalty fee based on the investment performance of the assets of the Fund managed by WMC relative to the investment record of The Growth Fund Stock Index (the "Index"), which is described on page B-16.

   The following table sets forth the incentive/penalty fee rates payable by the Fund to WMC under the investment advisory agreement:

         Cumulative 36-Month
        Performance versus the                           Performance Fee
        Growth Fund Stock Index                             Adjustment*
        -----------------------                          -----------------
     Less than -12%        ............................  -0.50 x Basic Fee
     Between -12% and -6%  ............................  -0.25 x Basic Fee
     Between -6% and 6%    ............................   0.00 x Basic Fee
     Between 6% and 12%    ............................  +0.25 x Basic Fee
     More than 12%         ............................  +0.50 x Basic Fee

------------
*For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the 36-month period.


   This incentive/penalty fee will not be fully operable until the quarter ending March 31, 1999. Until that date, a "blended" fee rate consisting of varying percentages of (i) the performance adjustment based on the schedule set forth above (the "new rate"), and (ii) the performance adjustment based on the schedule set forth in the Fund's previous investment advisory agreement with the Adviser(1) (the "previous rate") shall be used as follows:


   1. Quarter Ending June 30, 1996. The incentive/penalty fee was calculated as the sum of 8.3% (e.g., one of 12 quarters) of the fee payable under the new rate plus 91.7% (e.g., 11 of 12 quarters) of the fee payable under the previous rate.

   2.  Quarter  Ending  September  30,  1996.  The   incentive/penalty  fee  was
calculated as the sum of 16.6% of the fee payable under the new rate plus 83.4% of the fee payable under the previous rate.

   3. Quarter Ending December 31, 1996. The incentive/penalty fee was calculated as the sum of 25% of the fee payable under the new rate plus 75% of the fee payable under the previous rate.

   4. Quarter Ending March 31, 1997. The incentive/penalty fee was calculated as the sum of 33% of the fee payable under the new rate plus 67% of the fee payable under the previous rate.

   5. Quarter Ending June 30, 1997. The incentive/penalty fee was calculated as the sum of 41.6% of the fee payable under the new rate plus 58.4% of the fee payable under the previous rate.

   6.  Quarter  Ending  September  30,  1997.  The   incentive/penalty  fee  was
calculated as the sum of 50% of the fee payable under the new rate plus 50% of the fee payable under the previous rate.

   7. Quarter Ending December 31, 1997. The incentive/penalty fee was calculated as the sum of 58.4% of the fee payable under the new rate plus 41.6% of the fee payable under the previous rate.

   8. Quarter Ending March 31, 1998. The incentive/penalty fee was calculated as the sum of 67% of the fee payable under the new rate plus 33% of the fee payable under the previous rate.

   9. Quarter Ending June 30, 1998. The incentive/penalty fee shall be calculated as the sum of 75% of the fee payable under the new rate and 25% of the fee payable under the previous rate.

   10. Quarter Ending September 30, 1998. The incentive/penalty fee shall be calculated as the sum of 83.4% of the fee payable under the new rate plus 16.6% of the fee payable under the previous rate.

   11. Quarter Ending December 31, 1998. The incentive/penalty fee shall be calculated as the sum of 91.7% of the fee payable under the new rate plus 8.3% of the fee payable under the previous rate.


   12. Quarter Ending March 31, 1999. New rate will be fully operable.

---------------
(1) The previous incentive/penalty fee structure provided that the Basic Fee be increased or decreased by an amount equal to .0375% per annum (.009375 of 1% per quarter) of the average month-end assets if the Fund's investment performance for the 36 months preceding the end of the quarter was between 6 and 12 percentage points above or below, respectively, the investment record of the Growth Fund Stock Index and .075% per annum (0.1875 of 1% per) of the average month-end assets of the Fund if the Fund's investment performance for the 36 months preceding the end of the quarter was twelve percentage points or more above or below, respectively, the investment record of the Growth Fund Stock Index.


   For the purpose of determining the fee adjustment for investment performance, as described above, the net assets of the WMC Portfolio shall be averaged over the same period as the investment performance of the WMC Portfolio and the investment record of the Growth Fund Stock Index are computed. The investment performance of the WMC Portfolio for such period, expressed as a percentage of the WMC Portfolio's net asset value per share at the beginning of such period, shall be the sum of: (i) the change in the WMC Portfolio's net asset value per share during such period; (ii) the value of the WMC Portfolio's cash distributions per share having an ex-dividend date occurring within such period; and (iii) the per share amount of capital gains taxes paid or accrued during such period by the WMC Portfolio for undistributed realized long-term capital gains.

   The investment record of the Growth Fund Stock Index for any period, expressed as a percentage of the Growth Fund Stock Index level at the beginning of such period, shall be the sum of (i) the change in the level of the Growth Fund Stock Index during such period and (ii) the value, computed consistently with the Growth Fund Stock Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Growth Fund Stock Index. The foregoing notwithstanding, any computation of the investment performance of the WMC Portfolio and the investment record of the Growth Fund Stock Index shall be in accordance with any then applicable rules of the Securities and Exchange Commission.

   In April 1972, the Securities and Exchange Commission ("SEC") issued Release No. 7113 under the Investment Company Act of 1940 to call attention of directors and investment advisers to certain factors which must be considered in connection with investment company incentive fee arrangements. One of these factors is to "avoid basing significant fee adjustments upon random or insignificant differences" between the investment performance of a fund and that of the particular index with which it is being compared. The Release provides that "preliminary studies (of the SEC staff) indicate that as a 'rule of thumb' the performance difference should be at least +/-10 percentage points" annually before the maximum performance adjustment may be made. However, the Release also states that "because of the preliminary nature of these studies, the Commission is not recommending, at this time, that any particular performance difference exist before the maximum fee adjustment may be made." The Release concludes that the directors of a fund "should satisfy themselves that the maximum performance adjustment will be made only for performance differences that can reasonably be considered significant." The Board of Directors of the Fund has fully considered the SEC Release and believes that the performance adjustments as included in the agreement are entirely appropriate although not within the +/-10 percentage points per year range suggested in the Release. Under the Fund's investment advisory agreement, the maximum performance adjustment is made at a difference of +/-12 percentage points from the performance of the index over a thirty-six month period, which would effectively be the equivalent of approximately +/-4 percentage points difference per year. The Fund's investment advisory agreement provides for no performance adjustment at a difference of less than +/-6 percentage points from the performance of the index over a thirty-six month period, which would be the equivalent of approximately +/-2 percentage points per year.

   Duration and Termination. The current agreement with WMC continues in effect until March 31, 1999, and is renewable thereafter for successive one-year periods only so long as such renewal is approved at least annually by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Fund; in such event, continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days' written notice to WMC, or (2) by WMC upon ninety (90) days' written notice to the Fund.

   Related Information Concerning Wellington Management Company LLP ("WMC"), 75 State Street, Boston, MA 02109, is a professional investment counseling firm which provides investment services to investment companies, other institutions and individuals. Among the clients of WMC are more than 10 of the investment companies of The Vanguard Group. WMC and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. WMC is a Massachusetts limited liability partnership of which the following persons are managing partners:
Messrs. Robert W. Doran, Duncan M. McFarland and John R. Ryan.

   During the last three fiscal years, the Fund paid the following advisory fees to WMC:


                                                                   1995             1996            1997
                                                                ----------       ----------      ----------

Basic Fee...................................................    $ 892,794        $1,084,780      $1,292,417
Increase (Decrease) for Performance Adjustment..............     (321,731)           51,915         (63,493)
                                                                ----------       ----------      ----------

                  Total.....................................    $ 571,063        $1,136,695      $1,228,924
                                                                =========        ==========      ==========


   Franklin Portfolio Associates LLC The Fund employs Franklin Portfolio Associates LLC ("Associates") under an investment advisory agreement dated as of April 1, 1996 to manage the investment and reinvestment of a portion of the Fund's assets. Associates discharges its responsibilities subject to the control of the Officers and Directors of the Fund.


   The Fund pays Associates a Basic Fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets managed by Associates for the quarter:


            Net Assets                                            Rate
            First $100 million.................................   0.25%
            Next $200 million..................................   0.20%
            Next $200 million..................................   0.15%
            Over $500 million..................................   0.10%


   The Basic Fee may be increased or decreased by applying an incentive/penalty fee based on the investment performance of the assets of the Fund managed by Associates relative to the investment record of the Index. Such incentive/penalty fee provides for an increase or decrease in Associates' basic fee in an amount equal to .10% per annum (.025% per quarter) of the average month-end net assets of the portion of the Fund managed by Associates if the investment performance of that portion of the Fund for the thirty-six months preceding the end of the quarter is six percentage points or more above or below, respectively, the investment record of the Index for the same period.


   The following table sets forth the incentive/penalty fee rates payable by the Fund to Associates under the investment advisory agreement:


                   Cumulative 36-Month                Annual Incentive (+)/
                        Performance                      Penalty (-) Fee
                       vs. The Index                            Rate
--------------------------------------------------------------------------------
+6% or more above...............................              +.10%
Between +6% and -6%.............................              --0--
-6% or more below...............................              -.10%

   The investment performance of the Associates Portfolio, the "Associates Portfolio unit value" and the "investment record of the Index" will be calculated in the same manner as set forth under the discussion of the WMC Agreement on page B-12.


   For the purposes of determining the incentive/penalty fee, the net assets of the Associates Portfolio will be averaged over the same period as the investment performance of the Associates Portfolio and the investment record of the Index are computed.


   The formula used to determine the performance adjustments differs from the view taken by the staff of the Securities and Exchange Commission. For a more detailed discussion, see page B-12. The Board of Directors of the Fund believes that the performance adjustments, as included in the proposed agreement with Associates, are appropriate although less than the +10 percentage points per year range suggested in SEC Release No. 7113. Under the proposed agreement, the maximum performance adjustment is made at a difference of approximately +2 percentage points per year.

   The current agreement with Associates is dated April 1, 1996 and continues in effect March 31, 1999, and is renewable for successive one year periods thereafter only so long as such renewal is approved at least annually by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Fund; in such event, continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. The agreement may be terminated without penalty at any time (1) either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to Associates, or (2) by Associates upon 90 days' written notice to the Fund.


   During the last three fiscal years, the Fund paid Associates the following advisory fees:

                                            1995           1996          1997
                                          --------       --------      --------

Basic Fee..............................   $848,530       $987,145     $1,310,220
Increase (Decrease) for Performance
   Adjustment..........................     74,545        115,797        571,862
                                            ------        -------        -------

Total..................................   $923,075       $400,942      1,882,082
                                          ========       ========      =========


   Related Information Concerning Franklin Portfolio Associates LLC ("Associates"), Two International Place, Boston, MA 02110. Associates is a Massachusetts limited liability company, which is an indirect, wholly-owned subsidiary of MBC Investments Corporation, which is itself a wholly owned subsidiary of Mellon Bank Corporation. Associates is managed by a Board of Trustees consisting of Messrs. John J. Nagorniak, Chairman, Donald A. McMullen, Jr. and G. Christian Lantzsch.

   Associates is a professional investment counseling firm which specializes in the management of common stock portfolios through the use of quantitative investment models. As of December 31, 1997, Associates provided investment advisory services with respect to approximately $13.5 billion of client assets, including approximately $2.1 billion for Vanguard Growth and Income Portfolio, Inc., another mutual fund member of The Vanguard Group. During the year ended December 31, 1997, Vanguard Growth and Income Portfolio, Inc. paid Associates an annual advisory fee equal to 0.13% of its average net assets before a decrease of 0.01% based on performance.

   Vanguard's Core Management Group. Vanguard's Core Management Group provides investment advisory services on an at-cost basis with respect to 9% of Vanguard/Morgan Growth Fund's assets. The Core Management Group employes a quantitative investment approach that uses computer techniques to track--and, if possible, outperform--a specific market standard. For Morgan Growth Fund, this market standard is the Growth Fund Stock Index, which is made up of the stocks held by the nation's 50 largest growth funds.


   Advisory Changes. The Fund's Board of Directors may, without the approval of shareholders, provide for:

   A. The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser.

   B. A change in the terms of an advisory agreement.

   C. The continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser.

   Any such change will only be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the adviser that would have normally been included in a proxy statement.


                             PORTFOLIO TRANSACTIONS

   The investment advisory agreements authorize the Advisers (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and directs the Advisers to use their best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. The Advisers have undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances. During the fiscal years ended December 31, 1995, 1996 and 1997 the Fund paid $1,492,129, $2,130,785, and $3,104,030 respectively, in brokerage commissions.

   In placing portfolio transactions, the Advisers will use their best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the Advisers. The Advisers consider such information useful in the performance of their obligations under the agreement but are unable to determine the amount by which such services may reduce its expenses.

   The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, the Advisers may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Advisers to the Fund and the other Funds in the Group.

   Currently, it is the Fund's policy that the Advisers may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The Advisers will only pay such higher commissions if they believe this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Advisers and/or the Fund. However, the Advisers have informed the Fund that they will not pay higher commission rates specifically for the purpose of obtaining research services.


   Some securities considered for investment by the Fund may also be appropriate for other Funds and/or clients served by the Advisers. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other Funds or clients serviced by the Advisers are considered at or about the same time, transactions in such securities will be allocated among the several Funds and clients in a manner deemed equitable by the Advisers.

                             YIELD AND TOTAL RETURN

   The yield of the Fund for the 30-day period ended December 31, 1997 was 1.02%.

   The average annual total return of the Fund for the one-, five- and ten-year periods ending December 31, 1997 was 30.8%, 18.28% and 17.10%, respectively. Total return is computed by finding the average compounded rates of return over the one-, five- and ten-year periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.

                              PERFORMANCE MEASURES

   There are a number of different ways to measure the performance of a mutual fund. One of the these methods is to calculate the current yield of a fund or portfolio. This is done by dividing the total amount of dividends per share paid by a fund during the past twelve months by a current offering price (including the sales charge, if any). Under certain circumstances, such as when there has been a fundamental change in investment or dividend policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends paid during the past twelve months. An alternate method is to calculate a compound yield. This is derived by computing the total compounded dividends paid by a fund during the past twelve months on the assumption that all dividends were reinvested in additional shares (and giving no effect to capital gains distributions or taxes) and dividing this by a current offering price. Another method is to calculate the total return by dividing the change in value of an investment in shares over a period of time (generally ten years or more), assuming the reinvestment of all dividends and capital gains distributions, by the original net asset value of the shares. Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

   From time to time, advertisements, reports and promotional literature regarding the Fund may compare its yield or total return (as calculated above) to yields or returns reported by other investments and to various indices and averages to assist an investor's calculation of how an investment in the Fund might satisfy his investment objectives.

                               COMPARATIVE INDEXES

   Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

   Each of the investment company members of The Vanguard Group, including Vanguard/Morgan Growth Fund, Inc., may, from time to time, use one or more of the following unmanaged indices for comparative performance purposes.

Growth Fund Stock Index--The Index is composed of the various common stocks that are held in the 50 largest growth stock mutual funds, using year-end net assets, monitored by Morningstar, Inc. Under an agreement with the Fund, Morningstar, Inc. develops the composition of the Index and its total return each quarter. Neither The Vanguard Group, Inc., WMC, nor Franklin are affiliated with Morningstar in any way.

Standard and Poor's 500 Composite Stock Price Index--is a well diversified list of 500 companies representing the U.S. Stock Market.

Standard & Poor's MidCap 400 Index--is composed of 400 medium sized domestic stocks.

Standard & Poor's SmallCap 600/BARRA Value Index--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

Standard & Poor's SmallCap 600/BARRA Growth Index--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

Russell 1000 Value Index--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

Wilshire  5000  Equity   Index--consists   of  more  than  7,000  common  equity
securities, covering all stocks in the U.S. for which daily pricing is available.

Wilshire 4500 Equity Index--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

Morgan Stanley Capital International EAFE Index--is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

Goldman Sachs 100 Convertible Bond Index--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

Salomon Brothers GNMA Index--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

Salomon Brothers High-Grade Corporate Bond Index--consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

Lehman Long-Term Treasury Bond Index--is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

Merrill Lynch Corporate & Government Bond Index--consists of over 4,500 U.S. Treasury, agency and investment grade corporate bonds.

Lehman Corporate (Baa) Bond Index--all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

Lehman Brothers Long-Term Corporate Bond Index--is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

Bond Buyer Municipal Bond Index--is a yield index on current coupon high-grade general obligation municipal bonds.

Standard & Poor's Preferred Index--is a yield index based upon the average yield for four high-grade, non-callable preferred stock issues.

NASDAQ Industrial Index--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

Composite  Index--70%  Standard  & Poor's  500 Index and 30%  NASDAQ  Industrial
Index.

Composite Index--65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

Composite Index--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index).

Lehman  Long-Term  Corporate AA or Better Bond  Index--consists  of all publicly
issued,  fixed  rate,  nonconvertible   investment  grade,   dollar-denominated,
SEC-registered corporate debt rated AA or AAA.

Russell 3000 Index--consists of approximately the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded stocks in the U.S.

Russell 2000 Stock Index--consists of the smallest 2,000 stocks within the Russell 3000; a widely-used benchmark for small capitalization common stocks.

Russell 2000(R) Value Index--Contains stocks from the Russell 2000 Index with a less-than-average growth orientation.

Lipper Balanced Fund  Average--an  industry  benchmark of average balanced funds
with  similar  investment   objectives  and  policies,  as  measured  by  Lipper
Analytical Services, Inc.

Lipper Non-Government Money Market Fund Average--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

Lipper Government Money Market Fund Average--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

Lipper SmallCap Fund Average--the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

Lehman Brothers Aggregate Bond Index--is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

Lehman Brothers Mutual Fund Short (1-5) Government/Corporate Index--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

Lehman Brothers Mutual Fund Intermediate (5-10) Government/Corporate Index--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.

Lehman Brothers Long (10+) Government/Corporate Index--is a market weighted index that contains individually priced U.S. Treasury, agency and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

Lipper General Equity Fund Average--an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

Lipper Fixed Income Fund Average--an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

Aggressive Growth Fund Stock Index--The Index is composed of the various common stocks that are held in the 50 largest aggressive growth stock mutual funds, using year-end net assets, monitored by Morningstar, Inc.

   Advertisements which refer to the use of the Fund as a potential investment for Individual Retirement Accounts may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

   In assessing such comparisons of yields, an investor should keep in mind that the composition of the investments in the reported averages is not identical to the Fund's portfolio and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its yield. In addition there can be no assurance that the Fund will continue its performance as compared to such other averages.

                              FINANCIAL STATEMENTS


   The Fund's financial statements as of and for the year ended December 31, 1997, appearing in the Vanguard/Morgan Growth Fund 1997 Annual Report to
Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1997 Annual Report to Shareholders is enclosed with this Statement of Additional Information.

                                      PART C
                        VANGUARD/MORGAN GROWTH FUND, INC.
                    (Formerly W.L. Morgan Growth Fund, Inc.)
                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits
      (a) Financial Statements

   The Registrant's financial statements for the year ended December 31, 1997, including Price Waterhouse LLP's report thereon, are incorporated by reference, in the Statement of Additional Information, from the Registrant's 1997 Annual Report which has been filed with the Commission. The financial statements included in the Annual Report are:

   1. Statement of Net Assets as of December 31, 1997.

   2. Statement of Operations for the year ended December 31, 1997.

   3. Statement of Changes in Net Assets for the years ended December 31, 1996 and 1997.

   4. Financial Highlights for each of the five years in the period ended December 31, 1997.

   5. Notes to Financial Statements.

   6. Report of Independent Accountants.

     (b) Exhibits
      Exhibit Number          Description
       1...................Articles of Incorporation**
       2...................By-Laws of Registrant**
       3...................Not Applicable
       4...................Not Applicable
       5...................Not Applicable
       6...................Not Applicable
       7...................Reference is made to the section entitled
                           "Management of the Fund" in the Registrant's
                           Statement of Additional Information
       8...................Form of Custody Agreement**
       9...................Form of Vanguard Service Agreement**
      10...................Opinion of Counsel**
      11...................Consent of Independent Accountants*
      12...................Financial Statements--reference is made to (a) above
      13...................Not Applicable
      14...................Not Applicable
      15...................Not Applicable
      16...................Schedule for Computation of Performance Quotations*
      27...................Financial Data Schedule*

     ------------
      *Filed herewith
     **Previously filed

Item 25. Persons Controlled by or under Common Control with Registrant

   Registrant is not controlled by or under common control with any person. The Officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "Management of the Fund" in the Prospectus constituting Part A and "Management of the Fund" in the Statement of Additional Information constituting Part B of this Registration Statement.

Item 26. Number of Holders of Securities

   On December 31, 1997 there were 130,190 shareholders.

Item 27. Indemnification

   Reference is made to Article XI of Registrant's Articles of Incorporation.

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser


   Wellington Management Company, LLP, ("WMC") 75 State Street, Boston, Massachusetts, 02109, is a Massachusetts limited liability partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan. No partner has any other affiliation with the Registrant.

   WMC is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 28 of officers and partners of WMC, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by WMC pursuant to the Advisers Act (SEC File No. 801-159089).

   Franklin Portfolio Associates LLC ("Associates"), Two International Place, Boston, MA 02110, is a Massachusetts limited liability company, which is an indirect, wholly-owned subsidiary of MBC Investments Corporation, which is itself a wholly-owned subsidiary of Mellon Bank Corporation. No officer has any other affiliation with the Registrant.

   Associates is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The list required by this Item 28 of officers and partners of Associates, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Associates pursuant to the Advisers Act (SEC File No. 801- ).


Item 29. Principal Underwriters

     (a) None

     (b) Not Applicable

Item 30. Location of Accounts and Records

   The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge, Pennsylvania 19482; and the Registrant's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02105.

Item 31. Management Services


   Other than the Amended and Restated Funds' Service Agreement which was previously filed as Exhibit 9(c) and described in Part B hereof under "Management of the Fund" the Registrant is not a party to any management-related service contract.


Item 32. Undertakings

   Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                   SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets the requirements for effectiveness pursuant to Paragraph (b) of Rule 485 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 20th day of April, 1998.


     Vanguard/Morgan Growth Fund, Inc.


BY: (Raymond J. Klapinsky)
      John C. Bogle*, Senior Chairman of the Board and Director
      April 20, 1998

BY: (Raymond J. Klapinsky)
      John J. Brennan*, Chairman, Director and Chief Executive Officer April 20, 1998

BY: (Raymond J. Klapinsky)
      Robert E. Cawthorn*, Director
      April 20, 1998

BY: (Raymond J. Klapinsky)
      Barbara B. Hauptfuhrer*, Director
      April 20, 1998

BY: (Raymond J. Klapinsky)
      Bruce K. MacLaury*, Director
      April 20, 1998

BY: (Raymond J. Klapinsky)
      Burton G. Malkiel*, Director
      April 20, 1998

BY: (Raymond J. Klapinsky)
      Alfred M. Rankin, Jr.*, Director
      April 20, 1998

BY: (Raymond J. Klapinsky)
      John C. Sawhill*, Director
      April 20, 1998

BY: (Raymond J. Klapinsky)
      James O. Welch, Jr.*, Director
      April 20, 1998

BY: (Raymond J. Klapinsky)
      J. Lawrence Wilson*, Director
      April 20, 1998

BY: (Raymond J. Klapinsky)
      Richard F. Hyland*, Treasurer and Principal
      Financial Officer and Accounting Officer
      April 20, 1998


*By Power of Attorney. See File Number 2-14336, January 23, 1990. Incorporated by Reference.

                               INDEX TO EXHIBITS

   CONSENT OF INDEPENDENT ACCOUNTANTS                                 EX-99.B11
   SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS                 EX-99.B16
   FINANCIAL DATA SCHEDULE                                                EX-27